EXHIBIT 99.9

Supplement to the Estimates

Fiscal Year Ending March 31, 2022

British Columbia Cataloguing in Publication Data

British Columbia.

Estimates, fiscal year ending March 31. —1983 —

Annual

Continues: British Columbia. Ministry of Finance.
Estimates of revenue and expenditure. ISSN 0707-3046
Vols. For 1983 - have suppl.
Imprint varies: Ministry of Finance, 1983-1987: Ministry
Of Finance and Corporate Relations, 1988-June 2001:
Ministry of Finance, June 2001-
Also available on the Internet.
ISSN 0712-4597 = Estimates — Province of British Columbia

1.	British Columbia — Appropriations and expenditures - Periodicals.

2.	Budget — British Columbia - Periodicals.

3.	Revenue — British Columbia - Periodicals.
I.	British Columbia. Ministry of Finance.
II.	British Columbia. Ministry of Finance and Corporate Relations.

III.	Title.

HJ13.B742 354.7110072’225 C82-089032-4

INTRODUCTION

GENERAL FUND OPERATING EXPENSES

This publication provides summary and detailed General Fund expenses for special offices, ministries, and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expenses (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries, and External Recoveries). Each group account is composed of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for 2020/21. Each column thereafter provides 2021/22 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Subtotal columns are also presented to parallel the group account classification totals found in the 2021/22 Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

GENERAL FUND CAPITAL EXPENDITURES

This publication also provides details for capital expenditures by special office, ministry, and other appropriation. Capital expenditures are presented on the basis of the category of assets acquired. The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECTS OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses by sub-vote, by group account, and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries, and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s budget website: http://www.bcbudget.gov.bc.ca/.

Salaries and Benefits		Government Transfers
50	Base Salaries	77	Transfers – Grants
51	Supplementary Salary Costs	79	Transfers – Entitlements
52	Employee Benefits	80	Transfers – Shared Cost Arrangements
54	Legislative Salaries and Indemnities
		Other Expenses
Operating Costs		81	Transfers Between Votes and Special Accounts
55	Boards, Commissions and Courts – Fees and Expenses	83	Interest on the Public Debt
57	Public Servant Travel	85	Other Expenses
59	Centralized Management Support Services
60	Professional Services	Internal Recoveries
63	Information Systems – Operating	86	Recoveries Between Votes and Special Accounts
65	Office and Business Expenses	88	Recoveries Within the Consolidated Revenue Fund
67	Informational Advertising and Publications
68	Statutory Advertising and Publications	External Recoveries
69	Utilities, Materials and Supplies	89	Recoveries Within the Government Reporting Entity
70	Operating Equipment and Vehicles	90	Recoveries External to the Government Reporting Entity
72	Non-Capital Roads and Bridges
73	Amortization
75	Building Occupancy Charges

GENERAL FUND OPERATING EXPENSES ($000)

Vote and Statutory Appropriations		Total 2020/21 Operating Expenses	Salaries and Benefits	Operating Costs	Government Transfers	Other Expenses	Internal Recoveries	External Recoveries	Total 2021/22 Operating Expenses
Legislative Assembly
1	Legislative Assembly	85,014	49,311	14,839	20	22,358	(139)	(327)	86,062
Officers of the Legislature
2	Auditor General	18,575	14,242	5,770	70	—	—	—	20,082
3	Conflict of Interest Commissioner	734	591	147	—	—	—	—	738
4	Elections BC	18,801	8,315	6,059	6,750	2	—	—	21,126
5	Human Rights Commissioner	5,500	4,128	1,968	5	717	(1)	(2)	6,815
6	Information and Privacy Commissioner	6,942	4,923	1,999	—	670	(1)	(2)	7,589
7	Merit Commissioner	1,365	674	571	—	132	—	—	1,377
8	Ombudsperson	9,366	9,539	2,443	—	—	(1,115)	(65)	10,802
9	Police Complaint Commissioner	4,092	3,455	1,553	—	453	—	(1)	5,460
10	Representative for Children and Youth	10,471	8,669	2,675	10	1	(712)	(2)	10,641
	Total	75,846	54,536	23,185	6,835	1,975	(1,829)	(72)	84,630
Office of the Premier
11	Office of the Premier	11,334	12,511	1,913	1,003	559	(601)	(707)	14,678
Ministry of Advanced Education and Skills Training
12	Ministry Operations	2,366,498	39,765	17,404	2,759,460	4,169	(34,067)	(194,650)	2,592,081
Ministry of Agriculture, Food and Fisheries
13	Ministry Operations	77,261	32,564	11,872	45,052	16,579	(8)	(24,423)	81,636
14	Agricultural Land Commission	4,943	2,773	2,228	—	3	(1)	(2)	5,001
	Statutory Appropriations	23,200	—	1,250	—	21,951	—	(1)	23,200
	Less: Transfer from Ministry Operations Vote	(10,000)	—	—	—	(10,000)	—	—	(10,000)
	Total	95,404	35,337	15,350	45,052	28,533	(9)	(24,426)	99,837
Ministry of Attorney General
15	Ministry Operations	506,694	407,923	123,497	134,532	13,809	(97,334)	(27,526)	554,901
16	Judiciary	83,572	77,791	11,703	12	43	(2)	—	89,547
17	Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500
18	Independent Investigations Office	9,075	7,140	1,936	—	20	(1)	(2)	9,093
19	Housing	506,843	14,732	2,409	559,147	180	(1)	(2)	576,465
	Statutory Appropriations	33,375	25,486	10,542	12,884	385	(1)	(20,545)	28,751
	Less: Transfer from Ministry Operations Vote	(10,355)	—	—	—	(10,756)	—	—	(10,756)
	Total	1,153,704	533,072	150,087	706,575	28,181	(97,339)	(48,075)	1,272,501
Ministry of Children and Family Development
20	Ministry Operations	2,223,356	432,231	61,970	2,009,920	34,009	(9,434)	(135,941)	2,392,755
Ministry of Citizens’ Services
21	Ministry Operations	554,522	179,055	676,682	9,250	123,227	(186,142)	(197,768)	604,304
Ministry of Education
22	Ministry Operations	6,655,449	33,347	35,679	7,072,308	957	(646)	(48,352)	7,093,293
	Statutory Appropriations	38,976	5,198	3,267	30,000	76	—	—	38,541
	Total	6,694,425	38,545	38,946	7,102,308	1,033	(646)	(48,352)	7,131,834

GENERAL FUND OPERATING EXPENSES ($000) continued

Vote and Statutory Appropriations		Total 2020/21 Operating Expenses	Salaries and Benefits	Operating Costs	Government Transfers	Other Expenses	Internal Recoveries	External Recoveries	Total 2021/22 Operating Expenses
Ministry of Energy, Mines and Low Carbon Innovation
23	Ministry Operations	110,935	47,044	29,066	69,793	1,718	(3,957)	(43,067)	100,597
	Statutory Appropriations	2,696	377	26	7,703	—	(1)	(2)	8,103
	Total	113,631	47,421	29,092	77,496	1,718	(3,958)	(43,069)	108,700
Ministry of Environment and Climate Change Strategy
24	Ministry Operations	194,902	120,262	70,223	97,107	14,916	(48,259)	(4,144)	250,105
25	Environmental Assessment Office	14,712	10,305	2,245	3,550	124	(1)	(901)	15,322
	Statutory Appropriations	35,032	2,006	6,659	1,135	26,635	—	(500)	35,935
	Total	244,646	132,573	79,127	101,792	41,675	(48,260)	(5,545)	301,362
Ministry of Finance
26	Ministry Operations	269,207	153,549	78,719	71,951	75,211	(21,799)	(50,165)	307,466
27	Government Communications and Public Engagement	28,326	22,240	6,898	—	61	(600)	(261)	28,338
28	BC Public Service Agency	54,381	38,562	32,592	—	9,060	(16,687)	(4,020)	59,507
29	Benefits and Other Employment Costs	1	648,071	5,719	350	44,588	(623,176)	(75,551)	1
	Statutory Appropriations	528,825	71,039	8,239	565,100	55,920	(48,437)	(12,961)	638,900
	Less: Transfer from Ministry Operations Vote	(41,405)	—	—	—	(44,387)	—	—	(44,387)
	Total	839,335	933,461	132,167	637,401	140,453	(710,699)	(142,958)	989,825
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev
30	Ministry Operations	489,126	303,004	190,424	61,974	83,882	(19,708)	(101,861)	517,715
31	Fire Management	136,310	56,497	93,823	—	62	(1,801)	(12,271)	136,310
	Statutory Appropriations	218,532	27,824	137,328	105,212	100,155	(30,824)	(105,859)	233,836
	Total	843,968	387,325	421,575	167,186	184,099	(52,333)	(219,991)	887,861
Ministry of Health
32	Ministry Operations	22,042,385	155,586	162,084	24,160,321	2,872	(154,540)	(600,625)	23,725,698
	Statutory Appropriations	147,250	—	—	—	147,250	—	—	147,250
	Total	22,189,635	155,586	162,084	24,160,321	150,122	(154,540)	(600,625)	23,872,948
Ministry of Indigenous Relations and Reconciliation
33	Ministry Operations	47,124	29,473	9,120	9,821	2,488	(154)	(8)	50,740
34	Treaty and Other Agreements Funding	39,442	—	—	205,430	—	(1)	(88,366)	117,063
	Statutory Appropriations	10,106	150	97	10,666	—	(1)	(2)	10,910
	Total	96,672	29,623	9,217	225,917	2,488	(156)	(88,376)	178,713
Ministry of Jobs, Economic Recovery and Innovation
35	Ministry Operations	77,918	30,934	11,191	37,591	118	(1,172)	(14)	78,648
	Statutory Appropriations	500	—	—	500	—	—	—	500
	Total	78,418	30,934	11,191	38,091	118	(1,172)	(14)	79,148
Ministry of Labour
36	Ministry Operations	17,185	38,300	10,219	59	456	(5)	(31,655)	17,374
Ministry of Mental Health and Addictions
37	Ministry Operations	12,712	8,851	1,118	—	3,011	(95)	(150)	12,735

GENERAL FUND OPERATING EXPENSES ($000) continued

Vote and Statutory Appropriations		Total 2020/21 Operating Expenses	Salaries and Benefits	Operating Costs	Government Transfers	Other Expenses	Internal Recoveries	External Recoveries	Total 2021/22 Operating Expenses
Ministry of Municipal Affairs
38	Ministry Operations	137,985	29,039	13,335	607,252	233	(10,673)	(341,656)	297,530
	Statutory Appropriations	10,593	—	—	—	10,668	—	—	10,668
	Total	148,578	29,039	13,335	607,252	10,901	(10,673)	(341,656)	308,198
Ministry of Public Safety and Solicitor General
39	Ministry Operations	819,777	316,993	64,094	605,594	7,317	(17,792)	(126,593)	849,613
40	Emergency Program Act	36,527	—	23,700	12,721	1	(1)	(1)	36,420
	Statutory Appropriations	14,814	841	3,905	5,476	12,104	—	(7,501)	14,825
	Total	871,118	317,834	91,699	623,791	19,422	(17,793)	(134,095)	900,858
Ministry of Social Development and Poverty Reduction
41	Ministry Operations	3,681,835	155,173	62,875	4,511,022	20,581	(29,885)	(359,965)	4,359,801
Ministry of Tourism, Arts, Culture and Sport
42	Ministry Operations	153,284	8,344	1,108	152,800	20	(6)	(5,469)	156,797
	Statutory Appropriations	5,430	—	—	5,428	2	—	—	5,430
	Total	158,714	8,344	1,108	158,228	22	(6)	(5,469)	162,227
Ministry of Transportation and Infrastructure
43	Ministry Operations	929,374	150,305	3,233,793	340,183	1,165	(13,909)	(2,762,589)	948,948
Management of Public Funds and Debt
44	Management of Public Funds and Debt	1,196,835	—	—	—	2,621,187	—	(1,281,413)	1,339,774
Other Appropriations
45	Contingencies (All Ministries) and New Programs	1,066,042	—	—	—	4,250,001	—	(1)	4,250,000
46	Capital Funding	2,789,336	—	—	3,447,983	6	—	(6)	3,447,983
47	Commissions on Collection of Public Funds	1	—	—	—	73,319	—	(73,318)	1
48	Allowances for Doubtful Revenue Accounts	1	—	—	—	66,630	—	(66,629)	1
49	Tax Transfers	1,686,000	—	—	1,871,000	—	—	—	1,871,000
50	Forest Practices Board	3,861	2,475	1,386	—	3	(1)	(2)	3,861
	Total	5,545,241	2,475	1,386	5,318,983	4,389,959	(1)	(139,956)	9,572,846
	Overall Total	50,228,000	3,801,607	5,260,362	49,608,145	7,831,421	(1,373,691)	(6,807,844)	58,320,000
	Adjusted Totals[1]		3,152,518	5,063,264	49,564,407	7,347,655	—	(6,807,844)

[1]	Amounts are net of adjustments to eliminate double counting. See page 11.

GENERAL FUND CAPITAL EXPENDITURES ($000)

Vote and Statutory Appropriations		Total 2020/21 Capital Expenditures	Land	Land Improvements	Buildings	Specialized Equipment	Office Furniture and Equipment	Vehicles	Information Systems	Tenant Improvements	Roads, Bridges and Ferries	Total 2021/22 Capital Expenditures
Legislative Assembly
1	Legislative Assembly	5,950	—	—	3,690	691	319	—	1,609	—	—	6,309
Officers of the Legislature
2	Auditor General	393	—	—	—	—	30	—	170	—	—	200
3	Conflict of Interest Commissioner	25	—	—	—	—	10	—	15	—	—	25
4	Elections BC	805	—	—	—	—	—	—	700	—	—	700
5	Human Rights Commissioner	1,200	—	—	—	—	5	—	30	—	—	35
6	Information and Privacy Commissioner	29	—	—	—	—	11	—	72	—	—	83
7	Merit Commissioner	12	—	—	—	—	4	—	23	—	—	27
8	Ombudsperson	72	—	—	—	—	17	—	385	—	—	402
9	Police Complaint Commissioner	28	—	—	—	—	5	—	389	—	—	394
10	Representative for Children and Youth	50	—	—	—	—	5	—	45	—	—	50
	Total	2,614	—	—	—	—	87	—	1,829	—	—	1,916
Office of the Premier
11	Office of the Premier	1	—	—	—	—	1	—	—	—	—	1
Ministry of Advanced Education and Skills Training
12	Ministry Operations	504	—	—	—	—	4	—	500	—	—	504
Ministry of Agriculture, Food and Fisheries
13	Ministry Operations	691	—	—	—	300	3	452	—	—	—	755
14	Agricultural Land Commission	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	691	—	—	—	300	3	452	—	—	—	755
Ministry of Attorney General
15	Ministry Operations	5,750	—	—	—	5,918	24	3,788	285	—	—	10,015
16	Judiciary	920	—	—	—	—	30	—	3,940	—	—	3,970
17	Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—
18	Independent Investigations Office	—	—	—	—	—	—	—	—	—	—	—
19	Housing	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	363	—	—	—	—	—	—	363	—	—	363
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	7,033	—	—	—	5,918	54	3,788	4,588	—	—	14,348
Ministry of Children and Family Development
20	Ministry Operations	1,569	—	—	—	202	28	297	—	—	—	527
Ministry of Citizens’ Services
21	Ministry Operations	350,266	12,250	—	146,866	935	1,675	135	142,543	85,092	—	389,496
Ministry of Education
22	Ministry Operations	601	—	—	—	—	2	—	—	—	—	2
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	601	—	—	—	—	2	—	—	—	—	2

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

Vote and Statutory Appropriations		Total 2020/21 Capital Expenditures	Land	Land Improvements	Buildings	Specialized Equipment	Office Furniture and Equipment	Vehicles	Information Systems	Tenant Improvements	Roads, Bridges and Ferries	Total 2021/22 Capital Expenditures
Ministry of Energy, Mines and Low Carbon Innovation
23	Ministry Operations	218	—	—	—	45	1	253	—	—	—	299
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	218	—	—	—	45	1	253	—	—	—	299
Ministry of Environment and Climate Change Strategy
24	Ministry Operations	24,521	7,000	19,729	—	1,692	10	6,313	—	—	—	34,744
25	Environmental Assessment Office	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	400	—	300	—	100	—	—	—	—	—	400
	Total	24,921	7,000	20,029	—	1,792	10	6,313	—	—	—	35,144
Ministry of Finance
26	Ministry Operations	133	—	—	—	—	10	—	171	—	—	181
27	Government Communications and Public Engagement	—	—	—	—	—	—	—	—	—	—	—
28	BC Public Service Agency	10	—	—	—	10	—	—	—	—	—	10
29	Benefits and Other Employment Costs	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	143	—	—	—	10	10	—	171	—	—	191
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev
30	Ministry Operations	37,343	—	2,358	5,600	603	18	7,989	15	—	13,225	29,808
31	Fire Management	525	—	—	—	525	—	—	—	—	—	525
	Statutory Appropriations	50,629	—	—	—	650	—	—	350	—	48,851	49,851
	Total	88,497	—	2,358	5,600	1,778	18	7,989	365	—	62,076	80,184
Ministry of Health
32	Ministry Operations	579	—	—	—	—	30	—	212	—	—	242
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	579	—	—	—	—	30	—	212	—	—	242
Ministry of Indigenous Relations and Reconciliation
33	Ministry Operations	1	—	—	—	—	1	—	—	—	—	1
34	Treaty and Other Agreements Funding	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	1	—	—	—	—	1	—	—	—	—	1
Ministry of Jobs, Economic Recovery and Innovation
35	Ministry Operations	1	—	—	—	—	1	—	—	—	—	1
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	1	—	—	—	—	1	—	—	—	—	1
Ministry of Labour
36	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
Ministry of Mental Health and Addictions
37	Ministry Operations	1	—	—	—	—	1	—	—	—	—	1

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

Vote and Statutory Appropriations		Total 2020/21 Capital Expenditures	Land	Land Improvements	Buildings	Specialized Equipment	Office Furniture and Equipment	Vehicles	Information Systems	Tenant Improvements	Roads, Bridges and Ferries	Total 2021/22 Capital Expenditures
Ministry of Municipal Affairs
38	Ministry Operations	361	—	—	—	—	2	—	314	—	—	316
	Statutory Appropriations	3,900	—	2,285	—	—	—	—	—	—	—	2,285
	Total	4,261	—	2,285	—	—	2	—	314	—	—	2,601
Ministry of Public Safety and Solicitor General
39	Ministry Operations	11,262	—	—	—	1,097	39	1,198	14	194	—	2,542
40	Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	11,262	—	—	—	1,097	39	1,198	14	194	—	2,542
Ministry of Social Development and Poverty Reduction
41	Ministry Operations	1,449	—	—	—	—	114	249	1,950	—	—	2,313
Ministry of Tourism, Arts, Culture and Sport
42	Ministry Operations	1	—	—	—	—	1	—	—	—	—	1
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	1	—	—	—	—	1	—	—	—	—	1
Ministry of Transportation and Infrastructure
43	Ministry Operations	5,383	—	—	—	625	10	1,971	—	—	900	3,506
Management of Public Funds and Debt
44	Management of Public Funds and Debt	—	—	—	—	—	—	—	—	—	—	—
Other Appropriations
45	Contingencies (All Ministries) and New Programs	63,041	—	—	—	—	—	—	100,000	—	—	100,000
46	Capital Funding	—	—	—	—	—	—	—	—	—	—	—
47	Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
48	Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
49	Tax Transfers	—	—	—	—	—	—	—	—	—	—	—
50	Forest Practices Board	—	—	—	—	—	—	—	—	—	—	—
	Total	63,041	—	—	—	—	—	—	100,000	—	—	100,000
	Overall Total	568,990	19,250	24,672	156,156	13,393	2,414	22,645	254,095	85,286	62,976	640,887

OPERATING EXPENSES BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments	Adjusted Total
50	Base Salaries	2,427,416	(31,388)[1]	2,396,028
51	Supplementary Salary Costs	30,068	—	30,068
52	Employee Benefits	1,329,131	(617,701)[2]	711,430
54	Legislative Salaries and Indemnities	14,992	—	14,992
	Salaries and Benefits	3,801,607	(649,089)	3,152,518
55	Boards, Commissions and Courts - Fees and Expenses	17,515	—	17,515
57	Public Servant Travel	55,547	—	55,547
59	Centralized Management Support Services	87,560	(87,560)[3]	—
60	Professional Services	805,032	(1,255)[4]	803,777
63	Information Systems - Operating	453,888	(68,996)[4]	384,892
65	Office and Business Expenses	103,224	(14,937)[4]	88,287
67	Informational Advertising and Publications	12,266	—	12,266
68	Statutory Advertising and Publications	1,829	—	1,829
69	Utilities, Materials and Supplies	1,045,821	—	1,045,821
70	Operating Equipment and Vehicles	147,375	—	147,375
72	Non-Capital Roads and Bridges	1,893,257	—	1,893,257
73	Amortization	286,648	—	286,648
75	Building Occupancy Charges	350,400	(24,350)[4]	326,050
	Operating Costs	5,260,362	(197,098)	5,063,264
77	Transfers - Grants	1,529,813	(2,510)[4]	1,527,303
79	Transfers - Entitlements	30,487,362	—	30,487,362
80	Transfers - Shared Cost Arrangements	17,590,970	(41,228)[4]	17,549,742
	Government Transfers	49,608,145	(43,738)	49,564,407
81	Transfers Between Votes and Special Accounts	251,739	(251,739)[5]	—
83	Interest on the Public Debt	1,319,962	—	1,319,962
85	Other Expenses	6,259,720	(232,027)[4]	6,027,693
	Other Expenses	7,831,421	(483,766)	7,347,655
86	Recoveries Between Votes and Special Accounts	(251,739)	251,739 [5]	—
88	Recoveries Within the Consolidated Revenue Fund	(1,121,952)	1,121,952 [6]	—
	Internal Recoveries	(1,373,691)	1,373,691	—
89	Recoveries Within the Government Reporting Entity	(3,359,277)	—	(3,359,277)
90	Recoveries External to the Government Reporting Entity	(3,448,567)	—	(3,448,567)
	External Recoveries	(6,807,844)	—	(6,807,844)
	Net Operating Expenses	58,320,000	—	58,320,000

1	Recoveries between ministries for base salaries.

2	Recoveries from ministries by the BC Public Service Agency and between ministries for employee benefits.

3	Recoveries from ministries by the Office of the Premier and Attorney General for centrally managed services such as legal services.

4	Recoveries between ministries for centralized services such as banking charges, workplace and technology services, professional services, grants, shared cost arrangements, or other corporate services.

5	Transfers between votes and special accounts.

6	Recoveries for costs referred to in Notes 1, 2, 3, and 4.

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATIVE ASSEMBLY
($000)

VOTE 1 Legislative Assembly

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Legislative Assembly	85,014	26,032	361	12,022	10,896	49,311	—	262	—	3,197	4,145	1,347	542	241	2,647
Members’ Services	41,583	336	21	6,795	10,408	17,560	—	106	—	123	276	186	270	—	—
Caucus Support Services	8,158	5,445	33	1,249	—	6,727	—	91	—	491	111	304	264	—	2
Respectful Workplace Office	250	—	—	—	—	—	—	—	—	250	—	—	—	—	—
Office of the Speaker	504	258	—	56	—	314	—	15	—	20	2	74	—	—	—
Office of the Clerk	1,181	794	—	180	281	1,255	—	2	—	40	15	56	—	—	—
Clerk of Committees	982	1,116	—	230	—	1,346	—	1	—	7	10	29	—	—	—
Legislative Operations	19,318	9,148	176	1,609	—	10,933	—	22	—	1,881	3,504	454	8	241	2,089
Sergeant-at-Arms	6,594	4,619	131	986	207	5,943	—	12	—	67	67	152	—	—	104
Hansard	4,084	2,716	—	558	—	3,274	—	5	—	291	98	58	—	—	243
Legislative Library	2,360	1,600	—	359	—	1,959	—	8	—	27	62	34	—	—	209
Total	85,014	26,032	361	12,022	10,896	49,311	—	262	—	3,197	4,145	1,347	542	241	2,647

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
52	—	1,440	966	14,839	20	—	—	20	—	—	22,358	22,358	—	(139)	(139)	(1)	(326)	(327)	86,062
—	—	—	—	961	—	—	—	—	—	—	22,123	22,123	—	—	—	—	—	—	40,644
—	—	—	150	1,413	—	—	—	—	—	—	50	50	—	—	—	—	—	—	8,190
—	—	—	—	250	—	—	—	—	—	—	—	—	—	—	—	—	—	—	250
—	—	—	—	111	—	—	—	—	—	—	—	—	—	—	—	—	—	—	425
—	—	—	—	113	—	—	—	—	—	—	70	70	—	—	—	—	—	—	1,438
—	—	—	—	47	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,393
17	—	1,440	816	10,472	20	—	—	20	—	—	115	115	—	(139)	(139)	(1)	(324)	(325)	21,076
35	—	—	—	437	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,380
—	—	—	—	695	—	—	—	—	—	—	—	—	—	—	—	—	(2)	(2)	3,967
—	—	—	—	340	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,299
52	—	1,440	966	14,839	20	—	—	20	—	—	22,358	22,358	—	(139)	(139)	(1)	(326)	(327)	86,062

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Auditor General	18,575	11,055	70	2,808	309	14,242	—	380	—	1,910	1,000	490	—	—	—
Total	18,575	11,055	70	2,808	309	14,242	—	380	—	1,910	1,000	490	—	—	—

VOTE 3 Conflict of Interest Commissioner

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	734	232	—	119	240	591	—	35	—	55	11	20	—	1	1
Total	734	232	—	119	240	591	—	35	—	55	11	20	—	1	1

VOTE 4 Elections BC

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Elections BC	18,801	5,382	1,014	1,610	309	8,315	—	69	—	782	2,356	609	5	1	21
Total	18,801	5,382	1,014	1,610	309	8,315	—	69	—	782	2,356	609	5	1	21

VOTE 5 Human Rights Commissioner

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Human Rights Commissioner	5,500	2,919	87	824	298	4,128	—	88	—	615	313	218	100	—	1
Total	5,500	2,919	87	824	298	4,128	—	88	—	615	313	218	100	—	1

VOTE 6 Information and Privacy Commissioner

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	6,942	3,599	—	1,007	317	4,923	—	52	—	479	333	181	—	18	35
Total	6,942	3,599	—	1,007	317	4,923	—	52	—	479	333	181	—	18	35

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
20	—	300	1,670	5,770	70	—	—	70	—	—	—	—	—	—	—	—	—	—	20,082
20	—	300	1,670	5,770	70	—	—	70	—	—	—	—	—	—	—	—	—	—	20,082

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	2	22	147	—	—	—	—	—	—	—	—	—	—	—	—	—	—	738
—	—	2	22	147	—	—	—	—	—	—	—	—	—	—	—	—	—	—	738

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
1	—	601	1,614	6,059	—	6,750	—	6,750	—	—	2	2	—	—	—	—	—	—	21,126
1	—	601	1,614	6,059	—	6,750	—	6,750	—	—	2	2	—	—	—	—	—	—	21,126

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	147	486	1,968	5	—	—	5	—	—	717	717	—	(1)	(1)	(1)	(1)	(2)	6,815
—	—	147	486	1,968	5	—	—	5	—	—	717	717	—	(1)	(1)	(1)	(1)	(2)	6,815

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	151	750	1,999	—	—	—	—	—	—	670	670	—	(1)	(1)	(1)	(1)	(2)	7,589
—	—	151	750	1,999	—	—	—	—	—	—	670	670	—	(1)	(1)	(1)	(1)	(2)	7,589

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Merit Commissioner

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	1,365	451	—	143	80	674	—	17	—	272	33	21	19	12	6
Total	1,365	451	—	143	80	674	—	17	—	272	33	21	19	12	6

VOTE 8 Ombudsperson

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Ombudsperson	9,366	7,182	87	1,953	317	9,539	—	91	—	45	599	406	114	20	50
Total	9,366	7,182	87	1,953	317	9,539	—	91	—	45	599	406	114	20	50

VOTE 9 Police Complaint Commissioner

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	4,092	2,420	13	705	317	3,455	—	62	—	595	245	92	100	1	12
Total	4,092	2,420	13	705	317	3,455	—	62	—	595	245	92	100	1	12

VOTE 10 Representative for Children and Youth

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	10,471	6,504	134	1,715	316	8,669	—	345	—	402	627	436	—	—	5
Total	10,471	6,504	134	1,715	316	8,669	—	345	—	402	627	436	—	—	5

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	21	170	571	—	—	—	—	—	—	132	132	—	—	—	—	—	—	1,377
—	—	21	170	571	—	—	—	—	—	—	132	132	—	—	—	—	—	—	1,377

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	146	972	2,443	—	—	—	—	—	—	—	—	—	(1,115)	(1,115)	—	(65)	(65)	10,802
—	—	146	972	2,443	—	—	—	—	—	—	—	—	—	(1,115)	(1,115)	—	(65)	(65)	10,802

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	52	394	1,553	—	—	—	—	—	—	453	453	—	—	—	—	(1)	(1)	5,460
—	—	52	394	1,553	—	—	—	—	—	—	453	453	—	—	—	—	(1)	(1)	5,460

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
8	—	55	797	2,675	5	—	5	10	—	—	1	1	—	(712)	(712)	(1)	(1)	(2)	10,641
8	—	55	797	2,675	5	—	5	10	—	—	1	1	—	(712)	(712)	(1)	(1)	(2)	10,641

OFFICE OF THE PREMIER

($000)

VOTE 11 Office of the Premier

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	3,258	2,377	9	610	—	2,996	—	80	8	37	94	531	—	—	1
Cabinet Operations	1,788	1,455	2	370	—	1,827	—	25	20	1	60	44	—	—	1
Planning and Priorities Secretariat	—	1,176	—	299	—	1,475	—	50	40	20	10	10	—	—	—
Executive and Support Services	6,288	4,783	28	1,294	108	6,213	—	377	56	150	107	135	—	—	5
Premier’s Office	3,600	3,199	5	858	108	4,170	—	275	—	100	57	59	—	—	—
Deputy Minister’s Office	2,688	1,584	23	436	—	2,043	—	102	56	50	50	76	—	—	5

Total	11,334	9,791	39	2,573	108	12,511	—	532	124	208	271	720	—	—	7

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
5	—	—	6	762	700	—	301	1,001	—	—	18	18	—	(598)	(598)	(1)	(700)	(701)	3,478
1	—	1	1	154	1	—	—	1	—	—	118	118	—	(1)	(1)	(1)	(1)	(2)	2,097
—	—	—	—	130	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	1,605
25	—	7	5	867	1	—	—	1	—	—	420	420	—	(1)	(1)	(1)	(1)	(2)	7,498
1	—	2	—	494	—	—	—	—	—	—	146	146	—	—	—	—	—	—	4,810
24	—	5	5	373	1	—	—	1	—	—	274	274	—	(1)	(1)	(1)	(1)	(2)	2,688
31	—	8	12	1,913	702	—	301	1,003	—	—	559	559	—	(601)	(601)	(4)	(703)	(707)	14,678

MINISTRY OF ADVANCED EDUCATION AND SKILLS TRAINING

($000)

VOTE 12 Ministry Operations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	2,144,435	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Services Programs	86,195	4,170	—	1,059	—	5,229	—	28	—	575	12	444	—	—	—
Private Training Institutions	1	2,204	2	560	—	2,766	30	30	22	200	40	25	—	—	—
Workforce Innovation and Skills Training	16,860	12,105	20	3,075	—	15,200	—	59	100	3,607	4,624	283	1,275	—	—
Strategy and Planning	3,726	2,353	8	598	—	2,959	—	10	4	292	60	33	—	—	—
Labour Market Information and Policy	2,534	2,281	4	580	—	2,865	—	14	62	2,477	2,564	205	1,275	—	—
Labour Market and Skills Training Programs	10,600	7,471	8	1,897	—	9,376	—	35	34	838	2,000	45	—	—	—
Transfers to Crown Corporations and Agencies	98,877	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Industry Training Authority	98,877	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	20,130	13,081	66	3,351	72	16,570	40	229	622	1,096	1,605	147	750	19	8
Minister’s Office	688	351	—	118	72	541	—	75	—	—	10	17	—	—	—
Corporate Services	19,442	12,730	66	3,233	—	16,029	40	154	622	1,096	1,595	130	750	19	8
Total	2,366,498	31,560	88	8,045	72	39,765	70	346	744	5,478	6,281	899	2,025	19	8

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	—	8,860	2,372,602	16,458	2,397,920	—	—	1	1	—	(17,000)	(17,000)	(1)	(1)	(2)	2,380,919
—	—	—	—	1,059	56,782	7,971	3,147	67,900	—	—	9	9	—	—	—	(1)	(1)	(2)	74,195
—	—	50	255	652	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(3,435)	(3,436)	1
—	—	603	12	10,563	—	—	194,763	194,763	—	—	4,031	4,031	—	(16,852)	(16,852)	(1)	(190,691)	(190,692)	17,013
—	—	—	12	411	—	—	—	—	—	—	276	276	—	—	—	(1)	—	(1)	3,645
—	—	—	—	6,597	—	—	10,100	10,100	—	—	—	—	—	(16,852)	(16,852)	—	—	—	2,710
—	—	603	—	3,555	—	—	184,663	184,663	—	—	3,755	3,755	—	—	—	—	(190,691)	(190,691)	10,658
—	—	—	—	—	—	—	98,877	98,877	—	—	—	—	—	—	—	—	—	—	98,877
—	—	—	—	—	—	—	98,877	98,877	—	—	—	—	—	—	—	—	—	—	98,877
9	—	605	—	5,130	—	—	—	—	—	—	108	108	—	(214)	(214)	(104)	(414)	(518)	21,076
—	—	—	—	102	—	—	—	—	—	—	—	—	—	—	—	—	—	—	643
9	—	605	—	5,028	—	—	—	—	—	—	108	108	—	(214)	(214)	(104)	(414)	(518)	20,433
9	—	1,258	267	17,404	65,642	2,380,573	313,245	2,759,460	—	—	4,169	4,169	—	(34,067)	(34,067)	(108)	(194,542)	(194,650)	2,592,081

MINISTRY OF AGRICULTURE, FOOD AND FISHERIES

($000)

VOTE 13 Ministry Operations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Science, Policy and Inspection	16,634	11,689	22	2,970	—	14,681	—	384	—	2,413	106	641	—	—	697
Agriculture Resources	52,593	12,706	79	3,258	—	16,043	—	321	—	1,796	1,050	345	40	—	92
BC Farm Industry Review Board	1,364	509	—	129	—	638	377	30	—	299	4	30	—	—	—
Executive and Support Services	6,670	878	—	252	72	1,202	—	137	430	71	662	484	—	—	—
Minister’s Office	643	420	—	136	72	628	—	87	—	—	10	17	—	—	—
Corporate Services	6,027	458	—	116	—	574	—	50	430	71	652	467	—	—	—

Total	77,261	25,782	101	6,609	72	32,564	377	872	430	4,579	1,822	1,500	40	—	789

VOTE 14 Agricultural Land Commission

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	4,943	2,211	—	562	—	2,773	794	188	28	525	239	69	—	21	26

Total	4,943	2,211	—	562	—	2,773	794	188	28	525	239	69	—	21	26

Statutory Appropriations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Production Insurance Account	23,200	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

Total	23,200	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
248	—	523	—	5,012	—	—	11,402	11,402	—	—	25	25	—	(3)	(3)	(4)	(13,863)	(13,867)	17,250
76	—	57	—	3,777	18,653	—	14,997	33,650	10,000	—	3,220	13,220	—	(3)	(3)	(3)	(10,549)	(10,552)	56,135
—	—	1	—	741	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	1,378
264	—	121	173	2,342	—	—	—	—	—	—	3,332	3,332	—	(1)	(1)	(1)	(1)	(2)	6,873
—	—	—	—	114	—	—	—	—	—	—	—	—	—	—	—	—	—	—	742
264	—	121	173	2,228	—	—	—	—	—	—	3,332	3,332	—	(1)	(1)	(1)	(1)	(2)	6,131

588	—	702	173	11,872	18,653	—	26,399	45,052	10,000	—	6,579	16,579	—	(8)	(8)	(9)	(24,414)	(24,423)	81,636

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
52	—	281	5	2,228	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	5,001

52	—	281	5	2,228	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	5,001

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	1,250	—	—	—	—	—	—	21,951	21,951	—	—	—	—	(1)	(1)	23,200

—	—	—	—	1,250	—	—	—	—	—	—	21,951	21,951	—	—	—	—	(1)	(1)	23,200

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 15 Ministry Operations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Justice Services	150,110	22,407	—	5,691	—	28,098	—	285	58	795	317	310	30	—	—
Prosecution Services	146,429	118,018	548	29,976	—	148,542	1,909	1,337	120	4,422	322	2,561	—	—	413
Court Services	120,948	89,173	973	22,844	—	112,990	2,001	1,672	55	2,406	2,993	3,244	—	—	1,547
Legal Services	27,314	51,070	485	13,022	—	64,577	20	856	—	53,679	5	2,091	—	127	—
Agencies, Boards, Commissions and Other Tribunals	35,679	29,842	337	8,573	—	38,752	5,350	629	—	2,744	2,480	1,178	37	51	10
Agencies, Boards, Commissions and Other Tribunals	35,678	21,817	93	5,574	—	27,484	4,712	312	—	1,157	922	709	30	22	5
British Columbia Utilities Commission	1	8,025	244	2,999	—	11,268	638	317	—	1,587	1,558	469	7	29	5
Multiculturalism and Anti-Racism	1,916	710	—	181	—	891	35	10	2	55	15	69	—	—	—
Executive and Support Services	24,298	11,125	22	2,854	72	14,073	—	165	60	31	10,428	245	—	12	3
Minister’s Office	900	728	—	214	72	1,014	—	60	—	—	10	17	—	—	3
Corporate Services	23,398	10,397	22	2,640	—	13,059	—	105	60	31	10,418	228	—	12	—

Total	506,694	322,345	2,365	83,141	72	407,923	9,315	4,954	295	64,132	16,560	9,698	67	190	1,973

VOTE 16 Judiciary

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Judiciary	83,572	61,930	130	15,731	—	77,791	2,616	2,071	19	516	2,796	2,214	—	—	129
Superior Courts	20,069	13,850	80	3,518	—	17,448	1	189	—	250	1,919	799	—	—	26
Provincial Courts	63,503	48,080	50	12,213	—	60,343	2,615	1,882	19	266	877	1,415	—	—	103

Total	83,572	61,930	130	15,731	—	77,791	2,616	2,071	19	516	2,796	2,214	—	—	129

VOTE 17 Crown Proceeding Act

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
64	—	463	61	2,383	516	—	133,155	133,671	—	—	110	110	—	(1)	(1)	(10)	(4,607)	(4,617)	159,644
88	—	100	300	11,572	—	—	—	—	—	—	1,171	1,171	(1,688)	(1)	(1,689)	—	(1)	(1)	159,595
1,600	—	2,006	611	18,135	—	—	—	—	—	—	859	859	—	(1)	(1)	—	(2,852)	(2,852)	129,131
—	—	93	—	56,871	—	—	—	—	—	—	405	405	—	(89,379)	(89,379)	(290)	(10)	(300)	32,174
—	—	119	1,435	14,033	21	—	—	21	10,756	—	56	10,812	—	(2)	(2)	(1,278)	(18,474)	(19,752)	43,864
—	—	118	21	8,008	—	—	—	—	10,756	—	38	10,794	—	(2)	(2)	(1,278)	(1,143)	(2,421)	43,863
—	—	1	1,414	6,025	21	—	—	21	—	—	18	18	—	—	—	—	(17,331)	(17,331)	1
—	—	—	—	186	300	—	540	840	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	1,916
—	—	9,178	195	20,317	—	—	—	—	—	—	450	450	—	(6,261)	(6,261)	(1)	(1)	(2)	28,577
—	—	—	—	90	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,104
—	—	9,178	195	20,227	—	—	—	—	—	—	450	450	—	(6,261)	(6,261)	(1)	(1)	(2)	27,473

1,752	—	11,959	2,602	123,497	837	—	133,695	134,532	10,756	—	3,053	13,809	(1,688)	(95,646)	(97,334)	(1,580)	(25,946)	(27,526)	554,901

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
64	—	1,003	275	11,703	—	—	12	12	—	—	43	43	—	(2)	(2)	—	—	—	89,547
4	—	400	—	3,588	—	—	—	—	—	—	43	43	—	(1)	(1)	—	—	—	21,078
60	—	603	275	8,115	—	—	12	12	—	—	—	—	—	(1)	(1)	—	—	—	68,469

64	—	1,003	275	11,703	—	—	12	12	—	—	43	43	—	(2)	(2)	—	—	—	89,547

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 18 Independent Investigations Office

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Independent Investigations Office	9,075	5,545	—	1,595	—	7,140	—	154	48	284	816	317	—	—	20

Total	9,075	5,545	—	1,595	—	7,140	—	154	48	284	816	317	—	—	20

VOTE 19 Housing

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Housing	506,843	11,728	25	2,979	—	14,732	—	213	194	429	1,119	336	—	—	—
Housing	491,580	1,608	1	408	—	2,017	—	30	42	100	9	62	—	—	—
Building and Safety Policy	2,378	1,688	1	429	—	2,118	—	103	30	90	6	78	—	—	—
Residential Tenancy	11,900	7,814	23	1,985	—	9,822	—	60	62	239	1,099	176	—	—	—
Office of Homelessness Coordination	985	618	—	157	—	775	—	20	60	—	5	20	—	—	—

Total	506,843	11,728	25	2,979	—	14,732	—	213	194	429	1,119	336	—	—	—

Statutory Appropriations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Housing Endowment Fund special account	12,884	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Guardian and Trustee Operating Account	10,355	20,040	185	5,092	—	25,317	—	180	—	1,904	1,573	854	—	26	4
Public Inquiry Act	10,136	135	—	34	—	169	—	7	740	3,390	85	329	5	—	—

Total	33,375	20,175	185	5,126	—	25,486	—	187	740	5,294	1,658	1,183	5	26	4

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
96	—	158	43	1,936	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	9,093

96	—	158	43	1,936	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	9,093

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
65	—	—	53	2,409	—	—	559,147	559,147	—	—	180	180	—	(1)	(1)	(1)	(1)	(2)	576,465
—	—	—	—	243	—	—	559,147	559,147	—	—	103	103	—	(1)	(1)	(1)	(1)	(2)	561,507
—	—	—	13	320	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2,440
—	—	—	—	1,636	—	—	—	—	—	—	75	75	—	—	—	—	—	—	11,533
65	—	—	40	210	—	—	—	—	—	—	—	—	—	—	—	—	—	—	985

65	—	—	53	2,409	—	—	559,147	559,147	—	—	180	180	—	(1)	(1)	(1)	(1)	(2)	576,465

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	—	—	—	12,884	12,884	—	—	—	—	—	—	—	—	—	—	12,884
—	—	883	176	5,600	—	—	—	—	—	—	385	385	—	(1)	(1)	—	(20,545)	(20,545)	10,756
—	—	83	303	4,942	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,111

—	—	966	479	10,542	—	—	12,884	12,884	—	—	385	385	—	(1)	(1)	—	(20,545)	(20,545)	28,751

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 20 Ministry Operations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Early Childhood Development and Child Care Services	712,679	15,400	80	3,912	—	19,392	21	91	—	124	—	489	98	—	—
Services for Children and Youth with Special Needs	410,091	15,481	132	3,932	—	19,545	—	265	—	—	670	120	—	—	83
Child and Youth Mental Health Services	110,613	55,097	1,001	14,066	—	70,164	—	735	—	437	222	612	—	—	357
Child Safety, Family Support and Children in Care Services	731,874	125,597	3,315	31,943	—	160,855	—	2,802	21,334	246	—	50	—	22	84
Adoption Services	34,888	6,708	23	1,711	—	8,442	—	49	—	—	—	7	—	—	—
Youth Justice Services	48,147	29,020	876	7,374	—	37,270	—	285	—	27	—	112	—	—	831
Service Delivery Support	156,032	77,985	899	20,187	—	99,071	—	3,757	4,046	4,523	4,703	6,028	—	—	—
Executive and Support Services	19,032	13,786	63	3,548	95	17,492	—	440	2	—	12	1,187	—	—	—
Ministers’ Offices	991	652	—	204	95	951	—	110	—	—	10	18	—	—	—
Corporate Services	18,041	13,134	63	3,344	—	16,541	—	330	2	—	2	1,169	—	—	—

Total	2,223,356	339,074	6,389	86,673	95	432,231	21	8,424	25,382	5,357	5,607	8,605	98	22	1,355

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	98	958	1,879	1,200	268,310	522,223	791,733	—	—	3,000	3,000	—	(660)	(660)	(1)	(41,001)	(41,002)	774,342
20	—	—	—	1,158	—	23,370	408,826	432,196	—	—	22	22	—	(1)	(1)	(1)	(12,284)	(12,285)	440,635
152	—	—	1,032	3,547	—	130	69,996	70,126	—	—	—	—	—	(8,768)	(8,768)	(660)	(115)	(775)	134,294
8	—	—	100	24,646	—	62,947	594,800	657,747	—	—	633	633	—	(1)	(1)	(148)	(62,864)	(63,012)	780,868
—	—	—	—	56	—	144	26,599	26,743	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	35,238
131	—	—	—	1,386	—	299	29,389	29,688	—	—	1	1	—	(1)	(1)	(1)	(17,984)	(17,985)	50,359
1,853	—	1,294	1,353	27,557	—	—	857	857	—	—	30,193	30,193	—	(1)	(1)	(1)	(198)	(199)	157,478
—	—	21	79	1,741	—	—	830	830	—	—	160	160	—	(1)	(1)	(1)	(680)	(681)	19,541
—	—	—	—	138	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,089
—	—	21	79	1,603	—	—	830	830	—	—	160	160	—	(1)	(1)	(1)	(680)	(681)	18,452

2,164	—	1,413	3,522	61,970	1,200	355,200	1,653,520	2,009,920	—	—	34,009	34,009	—	(9,434)	(9,434)	(814)	(135,127)	(135,941)	2,392,755

MINISTRY OF CITIZENS’ SERVICES

($000)

VOTE 21 Ministry Operations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Services to Citizens and Businesses	31,083	25,220	207	6,487	—	31,914	—	390	183	961	11,423	1,036	—	20	45
Service BC Operations	30,293	20,720	173	5,344	—	26,237	—	347	87	529	7,622	545	—	—	22
BC Online	789	2,286	2	581	—	2,869	—	10	85	432	2,999	109	—	—	—
BC Registry Services	1	2,214	32	562	—	2,808	—	33	11	—	802	382	—	20	23
Office of the Chief Information Officer	2,670	1,601	6	407	—	2,014	—	52	11	492	48	74	—	—	—
Digital Platforms and Data	14,949	11,741	89	2,983	—	14,813	—	98	271	2,257	7,104	274	—	—	—
Information Communication Technologies	1,486	2,582	—	655	—	3,237	—	46	107	871	2,375	39	—	—	—
Procurement and Supply Services	4,313	23,387	597	5,941	—	29,925	—	129	934	3,403	7,294	1,107	—	—	2,542
Real Property	320,368	15,746	34	3,999	—	19,779	—	234	286	334	177	363	—	—	24,199
Enterprise Services	130,819	25,592	159	6,934	—	32,685	—	75	909	3,181	165,495	744	—	—	—
Corporate Information and Records Management Office	21,862	17,390	44	4,417	—	21,851	—	39	768	4,425	1,594	337	—	—	—
Government Digital Experience	8,054	6,272	55	1,594	—	7,921	—	43	18	7	796	62	—	—	—
Executive and Support Services	18,918	11,818	10	3,032	56	14,916	—	83	30	266	2,684	189	—	—	—
Minister’s Office	652	350	—	111	56	517	—	38	—	—	10	15	—	—	—
Corporate Services	18,266	11,468	10	2,921	—	14,399	—	45	30	266	2,674	174	—	—	—

Total	554,522	141,349	1,201	36,449	56	179,055	—	1,189	3,517	16,197	198,990	4,225	—	20	26,786

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	3,023	242	17,323	—	—	—	—	—	—	892	892	—	(6,071)	(6,071)	(400)	(12,130)	(12,530)	31,528
—	—	1,818	—	10,970	—	—	—	—	—	—	801	801	—	(6,071)	(6,071)	(400)	(800)	(1,200)	30,737
—	—	5	237	3,877	—	—	—	—	—	—	9	9	—	—	—	—	(5,965)	(5,965)	790
—	—	1,200	5	2,476	—	—	—	—	—	—	82	82	—	—	—	—	(5,365)	(5,365)	1
—	—	—	—	677	—	—	—	—	—	—	4	4	—	—	—	—	—	—	2,695
—	—	890	43	10,937	—	—	—	—	—	—	12	12	—	(6,212)	(6,212)	(1)	(477)	(478)	19,072
—	—	—	—	3,438	—	—	9,250	9,250	—	—	—	—	—	(1,056)	(1,056)	(560)	(2,804)	(3,364)	11,505
6,416	—	343	4,349	26,517	—	—	—	—	—	—	75,514	75,514	—	(72,712)	(72,712)	(17,092)	(34,099)	(51,191)	8,053
30	—	75,255	309,948	410,826	—	—	—	—	—	—	45,577	45,577	—	(24,350)	(24,350)	(66,932)	(38,930)	(105,862)	345,970
—	—	24,740	—	195,144	—	—	—	—	—	—	304	304	—	(68,996)	(68,996)	(13,871)	(9,092)	(22,963)	136,174
—	—	155	—	7,318	—	—	—	—	—	—	45	45	—	(5,725)	(5,725)	(913)	(430)	(1,343)	22,146
—	—	264	9	1,199	—	—	—	—	—	—	15	15	—	(997)	(997)	(1)	(1)	(2)	8,136
7	—	44	—	3,303	—	—	—	—	—	—	864	864	—	(23)	(23)	(4)	(31)	(35)	19,025
—	—	2	—	65	—	—	—	—	—	—	—	—	—	—	—	—	—	—	582
7	—	42	—	3,238	—	—	—	—	—	—	864	864	—	(23)	(23)	(4)	(31)	(35)	18,443

6,453	—	104,714	314,591	676,682	—	—	9,250	9,250	—	—	123,227	123,227	—	(186,142)	(186,142)	(99,774)	(97,994)	(197,768)	604,304

MINISTRY OF EDUCATION

($000)

VOTE 22 Ministry Operations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Public Schools	6,120,430	—	—	—	—	—	—	—	—	—	13,847	—	—	—	—
Independent Schools	448,797	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Other Partners	37,681	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	48,541	26,515	9	6,767	56	33,347	13	916	758	10,098	4,806	1,977	773	200	24
Minister’s Office	712	357	—	113	56	526	—	70	—	—	10	15	—	—	—
Education and Corporate Services	47,829	26,158	9	6,654	—	32,821	13	846	758	10,098	4,796	1,962	773	200	24

Total	6,655,449	26,515	9	6,767	56	33,347	13	916	758	10,098	18,653	1,977	773	200	24

Statutory Appropriations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
British Columbia Training and Education Savings Program	30,001	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Teachers Act Special Account	8,975	4,145	—	1,053	—	5,198	393	26	725	180	481	635	—	—	—

Total	38,976	4,145	—	1,053	—	5,198	393	26	725	180	481	635	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	13,847	132,741	6,335,243	67,158	6,535,142	—	—	1	1	—	(1)	(1)	(22,420)	(12,278)	(34,698)	6,514,291
—	—	—	—	—	—	473,512	—	473,512	—	—	—	—	—	—	—	—	(200)	(200)	473,312
—	—	—	—	—	38,724	21,739	2,011	62,474	—	—	—	—	—	—	—	(350)	(5,406)	(5,756)	56,718
—	—	2,267	—	21,832	301	—	879	1,180	—	—	956	956	(1)	(644)	(645)	(961)	(6,737)	(7,698)	48,972
—	—	—	—	95	—	—	—	—	—	—	—	—	—	—	—	—	—	—	621
—	—	2,267	—	21,737	301	—	879	1,180	—	—	956	956	(1)	(644)	(645)	(961)	(6,737)	(7,698)	48,351

—	—	2,267	—	35,679	171,766	6,830,494	70,048	7,072,308	—	—	957	957	(1)	(645)	(646)	(23,731)	(24,621)	(48,352)	7,093,293

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	—	—	30,000	—	30,000	1	—	—	1	—	—	—	—	—	—	30,001
—	—	—	827	3,267	—	—	—	—	—	—	75	75	—	—	—	—	—	—	8,540

—	—	—	827	3,267	—	30,000	—	30,000	1	—	75	76	—	—	—	—	—	—	38,541

MINISTRY OF ENERGY, MINES AND LOW CARBON INNOVATION

($000)

VOTE 23 Ministry Operations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Mines Competitiveness and Authorizations	18,293	13,797	1,010	3,504	—	18,311	50	814	—	1,725	147	245	—	—	58
Mines Health, Safety and Enforcement	10,306	6,653	674	1,690	—	9,017	50	398	—	588	74	425	—	—	29
Electricity and Alternative Energy	51,147	6,291	—	1,598	—	7,889	—	176	—	4,476	92	130	364	—	—
Oil and Gas	16,772	5,699	—	1,448	—	7,147	—	354	—	2,490	306	340	—	—	69
Strategic and Indigenous Affairs	3,031	1,787	—	454	—	2,241	—	103	—	513	21	75	—	—	—
Executive and Support Services	11,386	1,854	36	493	56	2,439	—	177	3,208	438	735	1,745	—	—	—
Minister’s Office	576	350	—	111	56	517	—	47	—	—	10	15	—	—	—
Corporate Services	10,810	1,504	36	382	—	1,922	—	130	3,208	438	725	1,730	—	—	—

Total	110,935	36,081	1,720	9,187	56	47,044	100	2,022	3,208	10,230	1,375	2,960	364	—	156

Statutory Appropriations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Innovative Clean Energy Fund special account	2,696	300	—	77	—	377	—	5	—	16	—	5	—	—	—

Total	2,696	300	—	77	—	377	—	5	—	16	—	5	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
59	—	—	—	3,098	—	—	116	116	—	—	16	16	—	(1)	(1)	(1)	(3,052)	(3,053)	18,487
29	—	—	—	1,593	—	—	59	59	—	—	8	8	—	(1)	(1)	(1)	(1)	(2)	10,674
—	—	—	—	5,238	—	—	29,418	29,418	—	—	4	4	—	(3,200)	(3,200)	(1)	(1)	(2)	39,347
63	—	5,934	—	9,556	—	—	40,100	40,100	—	—	55	55	—	(1)	(1)	(1)	(40,001)	(40,002)	16,855
—	—	—	—	712	—	—	100	100	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	3,055
279	—	856	1,431	8,869	—	—	—	—	—	—	1,630	1,630	—	(753)	(753)	(3)	(3)	(6)	12,179
—	—	—	—	72	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	586
279	—	856	1,431	8,797	—	—	—	—	—	—	1,630	1,630	—	(752)	(752)	(2)	(2)	(4)	11,593

430	—	6,790	1,431	29,066	—	—	69,793	69,793	—	—	1,718	1,718	—	(3,957)	(3,957)	(8)	(43,059)	(43,067)	100,597

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	26	—	—	7,703	7,703	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	8,103

—	—	—	—	26	—	—	7,703	7,703	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	8,103

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY

($000)

VOTE 24 Ministry Operations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Protection	12,935	24,409	294	6,300	—	31,003	—	748	—	1,019	200	1,265	—	—	336
Environmental Sustainability	20,355	11,786	42	2,994	—	14,822	—	558	—	3,321	284	169	—	—	616
BC Parks	40,682	18,097	131	4,660	—	22,888	—	514	—	326	146	1,728	—	18	12,102
Conservation Officer Service	19,014	13,655	45	3,524	—	17,224	—	535	—	327	462	263	—	—	379
Climate Action	12,883	5,540	—	1,407	—	6,947	—	128	—	2,938	847	7,085	—	—	9
CleanBC Program for Industry	55,365	2,325	—	591	—	2,916	—	31	—	1,200	1,500	17	—	—	—
Information, Innovation and Technology	6,770	16,432	25	4,174	—	20,631	—	10	—	100	6,237	60	—	—	—
Executive and Support Services	26,898	2,962	16	781	72	3,831	—	142	1,437	118	1,283	1,434	—	—	57
Minister’s Office	631	350	—	118	72	540	—	75	—	—	10	17	—	—	—
Corporate Services	26,267	2,612	16	663	—	3,291	—	67	1,437	118	1,273	1,417	—	—	57

Total	194,902	95,206	553	24,431	72	120,262	—	2,666	1,437	9,349	10,959	12,021	—	18	13,499

VOTE 25 Environmental Assessment Office

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	14,712	8,163	62	2,080	—	10,305	1	496	600	852	125	160	—	—	3

Total	14,712	8,163	62	2,080	—	10,305	1	496	600	852	125	160	—	—	3

Statutory Appropriations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund special account	9,000	1,600	—	406	—	2,006	—	—	—	2,410	—	—	—	—	4,249
Sustainable Environment Fund	26,032	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	35,032	1,600	—	406	—	2,006	—	—	—	2,410	—	—	—	—	4,249

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
651	—	501	14	4,734	100	—	628	728	—	—	714	714	(23,635)	(1)	(23,636)	(1)	(199)	(200)	13,343
238	—	1,035	4	6,225	190	—	3,379	3,569	—	—	22	22	(442)	(151)	(593)	(25)	(3,477)	(3,502)	20,543
231	—	11,015	—	26,080	—	—	150	150	—	—	39	39	—	(1)	(1)	(1)	(233)	(234)	48,922
361	—	240	—	2,567	—	—	—	—	—	—	21	21	(436)	(1)	(437)	(1)	(120)	(121)	19,254
—	—	10	—	11,017	—	—	120	120	—	—	6	6	(1,305)	(2,000)	(3,305)	(1)	(82)	(83)	14,702
—	—	—	—	2,748	—	65,114	27,366	92,480	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	98,141
—	—	—	—	6,407	—	—	—	—	—	—	—	—	(1,273)	(18,695)	(19,968)	—	—	—	7,070
2,243	—	3,499	232	10,445	60	—	—	60	—	—	14,114	14,114	(317)	(1)	(318)	(1)	(1)	(2)	28,130
—	—	—	—	102	—	—	—	—	—	—	—	—	—	—	—	—	—	—	642
2,243	—	3,499	232	10,343	60	—	—	60	—	—	14,114	14,114	(317)	(1)	(318)	(1)	(1)	(2)	27,488

3,724	—	16,300	250	70,223	350	65,114	31,643	97,107	—	—	14,916	14,916	(27,408)	(20,851)	(48,259)	(31)	(4,113)	(4,144)	250,105

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
2	—	5	1	2,245	2,400	—	1,150	3,550	—	—	124	124	—	(1)	(1)	(1)	(900)	(901)	15,322

2	—	5	1	2,245	2,400	—	1,150	3,550	—	—	124	124	—	(1)	(1)	(1)	(900)	(901)	15,322

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	6,659	150	—	985	1,135	—	—	500	500	—	—	—	(500)	—	(500)	9,800
—	—	—	—	—	—	—	—	—	26,135	—	—	26,135	—	—	—	—	—	—	26,135

—	—	—	—	6,659	150	—	985	1,135	26,135	—	500	26,635	—	—	—	(500)	—	(500)	35,935

MINISTRY OF FINANCE

($000)

VOTE 26 Ministry Operations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Treasury Board Staff	6,847	6,380	60	1,619	—	8,059	—	27	72	23	136	52	—	176	1
Office of the Comptroller General	21,636	12,525	114	3,182	—	15,821	—	42	118	10	7,678	250	—	12	—
Office of the Comptroller General	19,215	9,963	94	2,531	—	12,588	—	6	116	—	7,650	235	—	12	—
Internal Audit and Advisory Services	2,421	2,562	20	651	—	3,233	—	36	2	10	28	15	—	—	—
Treasury	1	6,686	46	1,748	—	8,480	—	49	180	615	3,869	815	—	—	—
Revenue Division	183,088	66,059	796	16,781	—	83,636	—	1,138	3,625	6,118	13,226	8,335	504	5	17
Policy and Legislation	7,954	8,695	20	2,209	—	10,924	1,379	256	893	321	335	398	—	1	—
Policy and Legislation	7,952	5,956	12	1,514	—	7,482	—	68	621	29	32	47	—	1	—
Assessment Services	1	269	—	68	—	337	1,379	12	20	46	151	169	—	—	—
Office of the Superintendent of Real Estate	1	2,470	8	627	—	3,105	—	176	252	246	152	182	—	—	—
Public Sector Employers’ Council Secretariat	16,787	1,943	6	495	—	2,444	—	100	100	25	68	51	—	—	—
Crown Agencies Secretariat	2,577	1,882	1	486	—	2,369	—	14	5	10	18	124	—	—	—
Executive and Support Services	30,317	17,281	25	4,438	72	21,816	—	874	65	11,350	2,356	537	773	—	6
Minister’s Office	735	561	—	171	72	804	—	35	—	—	10	17	—	—	—
Corporate Services	29,582	16,720	25	4,267	—	21,012	—	839	65	11,350	2,346	520	773	—	6

Total	269,207	121,451	1,068	30,958	72	153,549	1,379	2,500	5,058	18,472	27,686	10,562	1,277	194	24

VOTE 27 Government Communications and Public Engagement

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Government Communications	28,326	17,608	100	4,532	—	22,240	—	176	34	790	950	1,058	3,537	—	38

Total	28,326	17,608	100	4,532	—	22,240	—	176	34	790	950	1,058	3,537	—	38

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
12	—	43	2	544	—	—	—	—	—	—	12	12	—	(250)	(250)	(1)	(9)	(10)	8,355
—	—	270	—	8,380	—	—	—	—	—	—	16	16	—	(2,209)	(2,209)	(207)	(2)	(209)	21,799
—	—	270	—	8,289	—	—	—	—	—	—	11	11	—	(1,454)	(1,454)	(58)	(1)	(59)	19,375
—	—	—	—	91	—	—	—	—	—	—	5	5	—	(755)	(755)	(149)	(1)	(150)	2,424
—	—	9	1	5,538	—	—	—	—	—	—	39,306	39,306	—	(14,368)	(14,368)	(1,135)	(37,820)	(38,955)	1
91	—	10,837	55	43,951	50,507	600	2,467	53,574	—	—	34,697	34,697	—	(1,566)	(1,566)	(1,001)	(2,873)	(3,874)	210,418
—	—	4	153	3,740	1,509	—	—	1,509	—	—	553	553	—	(1)	(1)	(2,118)	(4,817)	(6,935)	9,790
—	—	—	—	798	1,509	—	—	1,509	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	9,788
—	—	4	—	1,781	—	—	—	—	—	—	—	—	—	—	—	(2,117)	—	(2,117)	1
—	—	—	153	1,161	—	—	—	—	—	—	551	551	—	—	—	—	(4,816)	(4,816)	1
—	—	—	—	344	16,698	—	—	16,698	—	—	3	3	—	(2,510)	(2,510)	(1)	(20)	(21)	16,958
—	—	—	78	249	—	—	—	—	—	—	4	4	—	(31)	(31)	(1)	(1)	(2)	2,589
8	—	3	1	15,973	170	—	—	170	—	—	620	620	—	(864)	(864)	(1)	(158)	(159)	37,556
—	—	—	—	62	—	—	—	—	—	—	3	3	—	—	—	—	—	—	869
8	—	3	1	15,911	170	—	—	170	—	—	617	617	—	(864)	(864)	(1)	(158)	(159)	36,687

111	—	11,166	290	78,719	68,884	600	2,467	71,951	—	—	75,211	75,211	—	(21,799)	(21,799)	(4,465)	(45,700)	(50,165)	307,466

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	300	15	6,898	—	—	—	—	—	—	61	61	—	(600)	(600)	(200)	(61)	(261)	28,338

—	—	300	15	6,898	—	—	—	—	—	—	61	61	—	(600)	(600)	(200)	(61)	(261)	28,338

MINISTRY OF FINANCE

($000)

VOTE 28 BC Public Service Agency

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
BC Public Service Agency	54,381	30,584	212	7,766	—	38,562	—	1,027	186	1,853	24,717	3,441	780	—	—
Human Resources Services and Solutions	13,990	11,628	120	2,953	—	14,701	—	164	—	29	108	389	780	—	—
People and Organizational Development	8,801	6,650	63	1,689	—	8,402	—	410	—	1,306	134	1,220	—	—	—
Policy, Innovation and Engagement	1,424	3,837	10	974	—	4,821	—	89	—	378	82	1,431	—	—	—
Employee Relations	4,084	3,640	1	924	—	4,565	—	265	125	—	45	125	—	—	—
Corporate Services	26,082	4,829	18	1,226	—	6,073	—	99	61	140	24,348	276	—	—	—

Total	54,381	30,584	212	7,766	—	38,562	—	1,027	186	1,853	24,717	3,441	780	—	—

VOTE 29 Benefits and Other Employment Costs

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Benefits and Other Employment Costs	1	9,017	—	639,054	—	648,071	—	187	2,954	1,241	1,097	240	—	—	—
Pension Contribution and Retirement Benefits	336,884	—	—	383,349	—	383,349	—	—	—	—	—	—	—	—	—
Employer Health Tax	48,800	—	—	50,000	—	50,000	—	—	—	—	—	—	—	—	—
Employee Health Benefits	122,845	—	—	197,606	—	197,606	—	—	—	—	—	—	—	—	—
Long Term Disability	40,405	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Benefits	8,522	—	—	5,809	—	5,809	—	—	2,954	250	—	—	—	—	—
Benefits Administration	9,643	9,017	—	2,290	—	11,307	—	187	—	991	1,097	240	—	—	—
Recoveries	(567,098)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	9,017	—	639,054	—	648,071	—	187	2,954	1,241	1,097	240	—	—	—

Statutory Appropriations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Housing Priority Initiatives special account	456,289	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Insurance and Risk Management Account	4,573	4,253	5	1,081	—	5,339	—	100	1,070	1,019	518	162	—	—	—
Long Term Disability Fund special account	67,953	—	—	65,700	—	65,700	—	—	—	840	—	—	—	—	—
Provincial Home Acquisition Wind Up special account	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	528,825	4,253	5	66,781	—	71,039	—	100	1,070	1,859	518	162	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	495	93	32,592	—	—	—	—	—	—	9,060	9,060	(450)	(16,237)	(16,687)	(2,215)	(1,805)	(4,020)	59,507
—	—	—	—	1,470	—	—	—	—	—	—	45	45	—	(325)	(325)	(25)	(25)	(50)	15,841
—	—	—	83	3,153	—	—	—	—	—	—	5,697	5,697	—	(7,480)	(7,480)	—	(4)	(4)	9,768
—	—	—	—	1,980	—	—	—	—	—	—	2,352	2,352	—	(7,588)	(7,588)	—	—	—	1,565
—	—	—	—	560	—	—	—	—	—	—	9	9	(450)	(3)	(453)	—	(6)	(6)	4,675
—	—	495	10	25,429	—	—	—	—	—	—	957	957	—	(841)	(841)	(2,190)	(1,770)	(3,960)	27,658

—	—	495	93	32,592	—	—	—	—	—	—	9,060	9,060	(450)	(16,237)	(16,687)	(2,215)	(1,805)	(4,020)	59,507

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	5,719	—	—	350	350	44,387	—	201	44,588	(13,000)	(610,176)	(623,176)	(11,689)	(63,862)	(75,551)	1
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,062)	(5,019)	(7,081)	376,268
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,200)	(1,200)	48,800
—	—	—	—	—	—	—	—	—	—	—	—	—	(9,871)	—	(9,871)	(9,181)	(55,395)	(64,576)	123,159
—	—	—	—	—	—	—	—	—	44,387	—	—	44,387	—	—	—	(264)	(736)	(1,000)	43,387
—	—	—	—	3,204	—	—	—	—	—	—	—	—	(100)	—	(100)	(41)	(350)	(391)	8,522
—	—	—	—	2,515	—	—	350	350	—	—	201	201	(3,029)	(48)	(3,077)	(141)	(1,162)	(1,303)	9,993
—	—	—	—	—	—	—	—	—	—	—	—	—	—	(610,128)	(610,128)	—	—	—	(610,128)

—	—	—	—	5,719	—	—	350	350	44,387	—	201	44,588	(13,000)	(610,176)	(623,176)	(11,689)	(63,862)	(75,551)	1

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	—	565,100	—	—	565,100	—	—	11	11	—	—	—	(1)	—	(1)	565,110
4,480	—	50	—	7,399	—	—	—	—	—	—	42,379	42,379	—	(48,066)	(48,066)	(2,270)	(151)	(2,421)	4,630
—	—	—	—	840	—	—	—	—	13,450	—	70	13,520	—	(371)	(371)	(1,231)	(9,308)	(10,539)	69,150
—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

4,480	—	50	—	8,239	565,100	—	—	565,100	13,450	—	42,470	55,920	—	(48,437)	(48,437)	(3,502)	(9,459)	(12,961)	638,900

MINISTRY OF FORESTS, LANDS, NATURAL RESOURCE OPERATIONS AND RURAL DEVELOPMENT

($000)

VOTE 30 Ministry Operations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Integrated Resource Operations	34,791	21,763	161	5,528	—	27,452	—	380	—	1,944	565	613	—	3	1,331
Resource Stewardship	100,735	13,378	55	3,398	—	16,831	—	384	—	51,800	198	834	—	1	2,791
Office of the Chief Forester	28,616	16,759	145	4,257	—	21,161	—	250	—	32,358	92	224	—	6	560
Rural Opportunities, Tenures and Engineering	63,902	9,454	23	2,402	—	11,879	—	290	—	7,950	124	141	—	—	23
Forest Policy and Indigenous Relations	9,087	6,802	44	1,728	—	8,574	—	125	—	1,163	129	89	—	—	1
Fire Preparedness	42,806	22,086	9	5,610	—	27,705	—	677	—	1,229	642	750	—	1	1,696
Regional Operations	150,086	113,494	902	28,827	—	143,223	—	1,843	95	8,321	897	2,180	—	17	835
Executive and Support Services	59,103	36,462	296	9,310	111	46,179	—	333	6,521	3,379	2,561	1,889	10	—	1,010
Ministers’ Offices	818	661	—	213	111	985	—	102	—	—	10	18	—	—	—
Corporate Services	58,285	35,801	296	9,097	—	45,194	—	231	6,521	3,379	2,551	1,871	10	—	1,010

Total	489,126	240,198	1,635	61,060	111	303,004	—	4,282	6,616	108,144	5,208	6,720	10	28	8,247

VOTE 31 Fire Management

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Fire Management	136,310	41,667	4,247	10,583	—	56,497	—	2,261	1,000	14,437	2,145	3,577	—	149	14,789

Total	136,310	41,667	4,247	10,583	—	56,497	—	2,261	1,000	14,437	2,145	3,577	—	149	14,789

Statutory Appropriations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales Account	218,512	22,038	188	5,598	—	27,824	—	896	—	93,473	679	690	—	20	1,050
Crown Land special account	20	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forest Stand Management Fund	—	—	—	—	—	—	—	32	—	638	—	10	—	—	84

Total	218,532	22,038	188	5,598	—	27,824	—	928	—	94,111	679	700	—	20	1,134

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
322	—	786	—	5,944	—	—	4,363	4,363	—	—	67	67	(1)	(585)	(586)	(1)	(1,899)	(1,900)	35,340
1,823	10	39	8	57,888	460	—	6,176	6,636	30,822	—	50,040	80,862	(100)	(132)	(232)	(1)	(59,646)	(59,647)	102,338
113	—	—	55	33,658	2,010	—	4,290	6,300	—	—	754	754	(1)	(362)	(363)	(752)	(29,929)	(30,681)	30,829
88	9,999	5,487	1	24,103	25,010	—	4,105	29,115	—	—	18	18	(400)	(1)	(401)	(1)	(1)	(2)	64,712
59	—	—	23	1,589	—	—	281	281	—	—	33	33	(1)	(1)	(2)	(1)	(1)	(2)	10,473
544	—	—	606	6,145	7,000	—	2,500	9,500	—	—	32	32	(1)	(1)	(2)	(1)	(36)	(37)	43,343
1,568	413	407	4	16,580	2,142	—	2,587	4,729	—	—	191	191	(1,504)	(535)	(2,039)	(1)	(5,212)	(5,213)	157,471
6,248	—	22,287	279	44,517	—	—	1,050	1,050	1	—	1,924	1,925	(6,825)	(9,258)	(16,083)	(429)	(3,950)	(4,379)	73,209
—	—	—	—	130	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,115
6,248	—	22,287	279	44,387	—	—	1,050	1,050	1	—	1,924	1,925	(6,825)	(9,258)	(16,083)	(429)	(3,950)	(4,379)	72,094

10,765	10,422	29,006	976	190,424	36,622	—	25,352	61,974	30,823	—	53,059	83,882	(8,833)	(10,875)	(19,708)	(1,187)	(100,674)	(101,861)	517,715

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
55,360	—	105	—	93,823	—	—	—	—	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	136,310

55,360	—	105	—	93,823	—	—	—	—	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	136,310

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
1,590	—	38,055	100	136,553	80	—	50	130	11,906	—	88,229	100,135	(30,823)	(1)	(30,824)	(1)	(1)	(2)	233,816
—	—	—	—	—	104,832	—	—	104,832	—	—	20	20	—	—	—	—	(104,832)	(104,832)	20
11	—	—	—	775	250	—	—	250	—	—	—	—	—	—	—	—	(1,025)	(1,025)	—

1,601	—	38,055	100	137,328	105,162	—	50	105,212	11,906	—	88,249	100,155	(30,823)	(1)	(30,824)	(1)	(105,858)	(105,859)	233,836

MINISTRY OF HEALTH

($000)

VOTE 32 Ministry Operations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Health Programs	21,934,627	—	—	—	—	—	—	—	—	50,909	—	—	—	—	—
Regional Services	15,232,619	—	—	—	—	—	—	—	—	1	—	—	—	—	—
Medical Services Plan	5,242,763	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,411,098	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	48,147	—	—	—	—	—	—	—	—	50,908	—	—	—	—	—
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	255,008	123,505	609	31,400	72	155,586	1,192	1,304	7,369	27,551	45,955	5,950	2,370	216	139
Minister’s Office	801	631	—	189	72	892	—	113	—	—	10	17	—	—	—
Stewardship and Corporate Services	254,207	122,874	609	31,211	—	154,694	1,192	1,191	7,369	27,551	45,945	5,933	2,370	216	139

Total	22,042,385	123,505	609	31,400	72	155,586	1,192	1,304	7,369	78,460	45,955	5,950	2,370	216	139

Statutory Appropriations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	50,909	6,105	16,194,037	7,955,632	24,155,774	—	—	151	151	—	(3,201)	(3,201)	(140,006)	(457,595)	(597,601)	23,606,032
—	—	—	—	1	6,105	16,194,037	609,602	16,809,744	—	—	—	—	—	(1)	(1)	(6)	(273,745)	(273,751)	16,535,993
—	—	—	—	—	—	—	5,725,477	5,725,477	—	—	150	150	—	(3,200)	(3,200)	(140,000)	(32,000)	(172,000)	5,550,427
—	—	—	—	—	—	—	1,620,553	1,620,553	—	—	1	1	—	—	—	—	(150,100)	(150,100)	1,470,454
—	—	—	—	50,908	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	49,158
—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
51	—	18,651	427	111,175	32	604	3,911	4,547	—	—	2,721	2,721	—	(4,089)	(4,089)	(1)	(3,023)	(3,024)	266,916
—	—	—	—	140	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,032
51	—	18,651	427	111,035	32	604	3,911	4,547	—	—	2,721	2,721	—	(4,089)	(4,089)	(1)	(3,023)	(3,024)	265,884

51	—	18,651	427	162,084	6,137	16,194,641	7,959,543	24,160,321	—	—	2,872	2,872	(147,250)	(7,290)	(154,540)	(140,007)	(460,618)	(600,625)	23,725,698

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

($000)

VOTE 33 Ministry Operations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Negotiations and Regional Operations Division	13,254	10,935	65	2,777	—	13,777	—	665	—	516	71	297	—	—	—
Strategic Partnerships and Initiatives Division	22,830	7,252	—	1,841	—	9,093	—	261	—	1,126	18	108	—	—	—
Reconciliation Transformation and Strategies Division	1,974	2,124	—	539	—	2,663	—	54	—	23	8	15	—	—	—
Executive and Support Services	9,066	3,079	—	805	56	3,940	35	157	2,819	544	347	681	—	—	1
Minister’s Office	684	630	—	182	56	868	—	85	—	—	10	15	—	—	—
Corporate Services	8,382	2,449	—	623	—	3,072	35	72	2,819	544	337	666	—	—	1

Total	47,124	23,390	65	5,962	56	29,473	35	1,137	2,819	2,209	444	1,101	—	—	1

VOTE 34 Treaty and Other Agreements Funding

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Treaty and Other Agreements Funding	39,442	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Treaty and Other Agreements Funding	3,662	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non Treaty Funding	35,780	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	39,442	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Statutory Appropriations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	1,905	—	—	—	—	—	—	—	—	—	—	—	—	—	—
First Nations Clean Energy Business Fund special account	8,201	120	—	30	—	150	—	—	—	97	—	—	—	—	—

Total	10,106	120	—	30	—	150	—	—	—	97	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	1	1,550	—	—	—	—	—	—	17	17	—	(1)	(1)	(1)	(1)	(2)	15,341
—	—	—	—	1,513	275	—	8,106	8,381	—	—	—	—	—	(151)	(151)	(1)	(1)	(2)	18,834
—	—	—	—	100	500	—	—	500	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	3,260
—	—	815	558	5,957	—	—	940	940	—	—	2,471	2,471	—	(1)	(1)	(1)	(1)	(2)	13,305
—	—	—	—	110	—	—	—	—	—	—	—	—	—	—	—	—	—	—	978
—	—	815	558	5,847	—	—	940	940	—	—	2,471	2,471	—	(1)	(1)	(1)	(1)	(2)	12,327

—	—	815	559	9,120	775	—	9,046	9,821	—	—	2,488	2,488	—	(154)	(154)	(4)	(4)	(8)	50,740

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	—	95,860	—	109,570	205,430	—	—	—	—	—	(1)	(1)	(1)	(88,365)	(88,366)	117,063
—	—	—	—	—	—	—	3,484	3,484	—	—	—	—	—	(1)	(1)	(1)	—	(1)	3,482
—	—	—	—	—	95,860	—	106,086	201,946	—	—	—	—	—	—	—	—	(88,365)	(88,365)	113,581

—	—	—	—	—	95,860	—	109,570	205,430	—	—	—	—	—	(1)	(1)	(1)	(88,365)	(88,366)	117,063

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	—	—	—	1,642	1,642	—	—	—	—	—	—	—	—	—	—	1,642
—	—	—	—	97	5,991	—	3,033	9,024	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	9,268

—	—	—	—	97	5,991	—	4,675	10,666	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	10,910

MINISTRY OF JOBS, ECONOMIC RECOVERY AND INNOVATION

($000)

VOTE 35 Ministry Operations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Trade and Industry Development	25,801	7,838	10	1,991	—	9,839	—	380	550	4,000	644	1,600	—	—	1
Small Business and Economic Development	8,070	5,427	13	1,378	—	6,818	1	78	1	363	93	166	—	—	1
Investment and Innovation	11,109	5,183	—	1,317	—	6,500	1	149	35	752	169	840	—	—	—
Transfers to Crown Corporations and Agencies	25,640	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forestry Innovation Investment Ltd.	19,550	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Innovate BC	6,090	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	7,298	6,055	37	1,574	111	7,777	—	271	33	10	337	194	—	—	—
Ministers’ Offices	1,006	675	—	216	111	1,002	—	179	—	—	10	20	—	—	—
Corporate Services	6,292	5,380	37	1,358	—	6,775	—	92	33	10	327	174	—	—	—

Total	77,918	24,503	60	6,260	111	30,934	2	878	619	5,125	1,243	2,800	—	—	2

Statutory Appropriations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	70	300	7,545	—	—	8,525	8,525	—	—	1	1	—	(3)	(3)	(2)	(2)	(4)	25,903
—	—	22	1	726	—	—	776	776	—	—	5	5	—	(2)	(2)	(3)	(1)	(4)	8,319
—	—	95	11	2,052	—	—	2,650	2,650	—	—	1	1	—	(2)	(2)	(1)	(2)	(3)	11,198
—	—	—	—	—	—	—	25,640	25,640	—	—	—	—	—	—	—	—	—	—	25,640
—	—	—	—	—	—	—	19,550	19,550	—	—	—	—	—	—	—	—	—	—	19,550
—	—	—	—	—	—	—	6,090	6,090	—	—	—	—	—	—	—	—	—	—	6,090
15	—	2	6	868	—	—	—	—	—	—	111	111	—	(1,165)	(1,165)	(2)	(1)	(3)	7,588
—	—	1	—	210	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,212
15	—	1	6	658	—	—	—	—	—	—	111	111	—	(1,165)	(1,165)	(2)	(1)	(3)	6,376

15	—	189	318	11,191	—	—	37,591	37,591	—	—	118	118	—	(1,172)	(1,172)	(8)	(6)	(14)	78,648

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF LABOUR

($000)

VOTE 36 Ministry Operations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	15,642	29,040	67	7,413	—	36,520	300	689	511	521	3,246	1,009	10	1	—
Employment Standards	13,882	9,538	10	2,423	—	11,971	—	278	—	63	451	263	—	—	—
WorkSafeBC Funded Services	1	18,158	48	4,649	—	22,855	300	337	—	450	2,687	714	10	1	—
Labour Policy and Legislation	1,759	1,344	9	341	—	1,694	—	74	511	8	108	32	—	—	—
Executive and Support Services	1,543	1,339	—	369	72	1,780	—	93	—	—	30	37	—	—	—
Minister’s Office	591	361	—	121	72	554	—	50	—	—	10	17	—	—	—
Corporate Services	952	978	—	248	—	1,226	—	43	—	—	20	20	—	—	—

Total	17,185	30,379	67	7,782	72	38,300	300	782	511	521	3,276	1,046	10	1	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
16	—	1,009	2,747	10,059	—	—	59	59	—	—	451	451	—	(2)	(2)	(1)	(31,299)	(31,300)	15,787
16	—	1,006	—	2,077	—	—	—	—	—	—	12	12	—	—	—	—	(50)	(50)	14,010
—	—	1	2,747	7,247	—	—	—	—	—	—	435	435	—	(1)	(1)	—	(30,535)	(30,535)	1
—	—	2	—	735	—	—	59	59	—	—	4	4	—	(1)	(1)	(1)	(714)	(715)	1,776
—	—	—	—	160	—	—	—	—	—	—	5	5	—	(3)	(3)	(1)	(354)	(355)	1,587
—	—	—	—	77	—	—	—	—	—	—	—	—	—	(1)	(1)	—	—	—	630
—	—	—	—	83	—	—	—	—	—	—	5	5	—	(2)	(2)	(1)	(354)	(355)	957

16	—	1,009	2,747	10,219	—	—	59	59	—	—	456	456	—	(5)	(5)	(2)	(31,653)	(31,655)	17,374

MINISTRY OF MENTAL HEALTH AND ADDICTIONS

($000)

VOTE 37 Ministry Operations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Policy Development, Research, Monitoring and Evaluation	9,956	5,335	—	1,355	—	6,690	—	119	—	375	—	131	—	—	—
Executive and Support Services	2,756	1,660	—	445	56	2,161	—	152	—	25	159	88	—	—	—
Minister’s Office	643	353	—	112	56	521	—	75	—	—	10	15	—	—	—
Corporate Services	2,113	1,307	—	333	—	1,640	—	77	—	25	149	73	—	—	—

Total	12,712	6,995	—	1,800	56	8,851	—	271	—	400	159	219	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	69	694	—	—	—	—	—	—	3,000	3,000	—	(95)	(95)	—	(150)	(150)	10,139
—	—	—	—	424	—	—	—	—	—	—	11	11	—	—	—	—	—	—	2,596
—	—	—	—	100	—	—	—	—	—	—	10	10	—	—	—	—	—	—	631
—	—	—	—	324	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1,965

—	—	—	69	1,118	—	—	—	—	—	—	3,011	3,011	—	(95)	(95)	—	(150)	(150)	12,735

MINISTRY OF MUNICIPAL AFFAIRS

($000)

VOTE 38 Ministry Operations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Local Government	112,741	9,090	73	2,310	—	11,473	—	247	551	2,412	373	287	—	2	6,425
Local Government Services and Transfers	107,144	7,902	57	2,008	—	9,967	—	242	524	649	336	231	—	2	—
University Endowment Lands	5,597	1,188	16	302	—	1,506	—	5	27	1,763	37	56	—	—	6,425
Immigration Services and Strategic Planning	16,603	8,882	14	2,256	—	11,152	—	93	99	69	591	195	30	—	—
Strategic Planning	517	389	2	99	—	490	—	16	—	14	3	9	—	—	—
Workforce and Immigration	14,429	7,200	8	1,829	—	9,037	—	73	99	55	555	167	30	—	—
Community Gaming Grants	1,657	1,293	4	328	—	1,625	—	4	—	—	33	19	—	—	—
Executive and Support Services	8,641	5,003	64	1,291	56	6,414	8	148	22	202	319	343	—	—	7
Minister’s Office	575	364	—	114	56	534	—	58	—	—	10	15	—	—	—
Corporate Services	8,066	4,639	64	1,177	—	5,880	8	90	22	202	309	328	—	—	7

Total	137,985	22,975	151	5,857	56	29,039	8	488	672	2,683	1,283	825	30	2	6,432

Statutory Appropriations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
University Endowment Lands Administration Account	10,593	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	10,593	—	—	—	—	—	—	—	—	—	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
206	—	299	—	10,802	184,710	1,123	265,447	451,280	—	—	13	13	(10,668)	(1)	(10,669)	(1,000)	(190,949)	(191,949)	270,950
—	—	81	—	2,065	184,710	1,123	258,127	443,960	—	—	11	11	—	(1)	(1)	—	(190,649)	(190,649)	265,353
206	—	218	—	8,737	—	—	7,320	7,320	—	—	2	2	(10,668)	—	(10,668)	(1,000)	(300)	(1,300)	5,597
—	—	—	275	1,352	140,000	—	15,972	155,972	—	—	204	204	—	(1)	(1)	(1)	(149,701)	(149,702)	18,977
—	—	—	—	42	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	530
—	—	—	275	1,254	—	—	15,972	15,972	—	—	202	202	—	—	—	—	(9,700)	(9,700)	16,765
—	—	—	—	56	140,000	—	—	140,000	—	—	1	1	—	—	—	—	(140,000)	(140,000)	1,682
16	—	42	74	1,181	—	—	—	—	—	—	16	16	—	(3)	(3)	(3)	(2)	(5)	7,603
3	—	—	—	86	—	—	—	—	—	—	—	—	—	—	—	—	—	—	620
13	—	42	74	1,095	—	—	—	—	—	—	16	16	—	(3)	(3)	(3)	(2)	(5)	6,983

222	—	341	349	13,335	324,710	1,123	281,419	607,252	—	—	233	233	(10,668)	(5)	(10,673)	(1,004)	(340,652)	(341,656)	297,530

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	—	—	—	—	—	10,668	—	—	10,668	—	—	—	—	—	—	10,668

—	—	—	—	—	—	—	—	—	10,668	—	—	10,668	—	—	—	—	—	—	10,668

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 39 Ministry Operations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Corrections	253,459	163,989	4,751	41,773	—	210,513	—	835	2,363	3,298	806	2,065	—	—	7,763
Policing and Security	405,474	16,182	25	4,110	—	20,317	—	212	535	1,180	363	464	—	—	416
Victim Services and Crime Prevention	58,870	6,828	76	1,734	—	8,638	—	69	83	429	469	191	—	—	—
BC Coroners Service	17,103	7,961	76	2,022	—	10,059	55	351	199	6,424	170	177	—	—	86
RoadSafetyBC	16,758	11,239	51	2,854	—	14,144	—	33	2,454	460	25	166	—	—	—
Liquor and Cannabis Regulation	1	7,836	20	1,990	—	9,846	—	221	147	300	525	300	—	—	5
Gaming Policy and Enforcement	19,437	10,595	72	2,691	—	13,358	—	472	333	372	507	641	—	40	2
Gaming Policy and Enforcement Operations	19,436	10,595	72	2,691	—	13,358	—	472	333	372	507	641	—	40	2
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Emergency Management BC	29,454	15,458	6	3,926	—	19,390	—	580	58	2,789	1,795	486	—	—	159
Executive and Support Services	19,221	8,447	27	2,182	72	10,728	—	190	221	121	4,473	270	—	—	5
Minister’s Office	803	501	—	156	72	729	—	65	—	—	10	17	—	—	3
Corporate Services	18,418	7,946	27	2,026	—	9,999	—	125	221	121	4,463	253	—	—	2

Total	819,777	248,535	5,104	63,282	72	316,993	55	2,963	6,393	15,373	9,133	4,760	—	40	8,436

VOTE 40 Emergency Program Act

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	36,527	—	—	—	—	—	—	200	—	7,000	—	—	—	—	7,500

Total	36,527	—	—	—	—	—	—	200	—	7,000	—	—	—	—	7,500

Statutory Appropriations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	29	671	—	170	—	841	—	30	3,000	—	25	55	—	90	—
Corrections Work Program Account	1,281	—	—	—	—	—	—	—	—	—	14	41	—	—	475
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	13,504	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	14,814	671	—	170	—	841	—	30	3,000	—	39	96	—	90	475

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
944	—	3,777	3,929	25,780	—	4,300	25,457	29,757	—	—	1,212	1,212	—	(475)	(475)	(1)	(4,044)	(4,045)	262,742
208	—	121	316	3,815	1,663	—	443,354	445,017	—	—	149	149	—	(1,585)	(1,585)	(1)	(50,214)	(50,215)	417,498
—	—	94	—	1,335	175	17,563	46,078	63,816	—	—	44	44	(9,816)	(2)	(9,818)	—	(300)	(300)	63,715
66	—	28	29	7,585	—	—	—	—	—	—	28	28	—	(101)	(101)	(1)	(1)	(2)	17,569
15	—	13	4	3,170	—	—	2,951	2,951	—	—	2,274	2,274	—	(1)	(1)	(1)	(4,226)	(4,227)	18,311
170	—	49	749	2,466	—	—	—	—	—	—	229	229	—	(1)	(1)	(1)	(12,538)	(12,539)	1
8	—	444	—	2,819	5,000	—	43,086	48,086	—	—	49	49	—	(1)	(1)	—	(44,772)	(44,772)	19,539
8	—	444	—	2,819	—	—	7,086	7,086	—	—	49	49	—	(1)	(1)	—	(3,773)	(3,773)	19,538
—	—	—	—	—	5,000	—	36,000	41,000	—	—	—	—	—	—	—	—	(40,999)	(40,999)	1
219	—	118	329	6,533	780	—	15,187	15,967	—	—	28	28	—	(528)	(528)	(1)	(10,490)	(10,491)	30,899
153	—	2,452	2,706	10,591	—	—	—	—	—	—	3,304	3,304	—	(5,282)	(5,282)	(1)	(1)	(2)	19,339
—	—	5	—	100	—	—	—	—	—	—	—	—	—	—	—	—	—	—	829
153	—	2,447	2,706	10,491	—	—	—	—	—	—	3,304	3,304	—	(5,282)	(5,282)	(1)	(1)	(2)	18,510

1,783	—	7,096	8,062	64,094	7,618	21,863	576,113	605,594	—	—	7,317	7,317	(9,816)	(7,976)	(17,792)	(7)	(126,586)	(126,593)	849,613

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
2,000	7,000	—	—	23,700	120	9,601	3,000	12,721	—	—	1	1	—	(1)	(1)	—	(1)	(1)	36,420

2,000	7,000	—	—	23,700	120	9,601	3,000	12,721	—	—	1	1	—	(1)	(1)	—	(1)	(1)	36,420

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	3,200	3,000	—	—	3,000	—	—	500	500	—	—	—	—	(7,501)	(7,501)	40
115	—	60	—	705	—	—	476	476	—	—	100	100	—	—	—	—	—	—	1,281
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	2,000	—	—	2,000	11,504	—	—	11,504	—	—	—	—	—	—	13,504

115	—	60	—	3,905	5,000	—	476	5,476	11,504	—	600	12,104	—	—	—	—	(7,501)	(7,501)	14,825

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

($000)

VOTE 41 Ministry Operations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Income Assistance	2,500,272	102,507	—	26,037	—	128,544	—	811	1,540	2,903	35,441	3,130	—	—	—
Income Assistance - Program Management	148,769	101,007	—	25,656	—	126,663	—	811	1,540	2,903	35,441	3,120	—	—	—
Temporary Assistance	429,851	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	1,531,691	1,500	—	381	—	1,881	—	—	—	—	—	—	—	—	—
Supplementary Assistance	389,961	—	—	—	—	—	—	—	—	—	—	10	—	—	—
Employment	29,169	13,347	—	3,390	—	16,737	—	331	30	72	825	217	—	—	—
Employment Programs	29,168	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Labour Market Development Agreement	1	13,347	—	3,390	—	16,737	—	331	30	72	825	217	—	—	—
Community Living Services	1,139,699	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Employment and Assistance Appeal Tribunal	1,837	788	23	200	—	1,011	519	22	—	150	12	130	—	5	—
Executive and Support Services	10,858	6,895	110	1,787	89	8,881	—	162	2	60	102	579	—	—	—
Minister’s Office	611	425	—	144	89	658	—	52	—	—	10	19	—	—	—
Corporate Services	10,247	6,470	110	1,643	—	8,223	—	110	2	60	92	560	—	—	—

Total	3,681,835	123,537	133	31,414	89	155,173	519	1,326	1,572	3,185	36,380	4,056	—	5	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	13,340	68	57,233	2,994	2,720,403	163,954	2,887,351	—	—	4,240	4,240	—	(29,882)	(29,882)	—	(20,914)	(20,914)	3,026,572
—	—	13,340	68	57,223	—	—	35	35	—	—	100	100	—	(29,880)	(29,880)	—	(150)	(150)	153,991
—	—	—	—	—	—	546,867	—	546,867	—	—	1,101	1,101	—	(1)	(1)	—	(550)	(550)	547,417
—	—	—	—	—	—	1,883,027	—	1,883,027	—	—	1	1	—	—	—	—	(13,014)	(13,014)	1,871,895
—	—	—	—	10	2,994	290,509	163,919	457,422	—	—	3,038	3,038	—	(1)	(1)	—	(7,200)	(7,200)	453,269
48	—	18	1,758	3,299	—	—	333,277	333,277	—	—	14,867	14,867	—	(1)	(1)	—	(339,010)	(339,010)	29,169
—	—	—	—	—	—	—	29,168	29,168	—	—	—	—	—	—	—	—	—	—	29,168
48	—	18	1,758	3,299	—	—	304,109	304,109	—	—	14,867	14,867	—	(1)	(1)	—	(339,010)	(339,010)	1
—	—	—	—	—	—	—	1,290,394	1,290,394	—	—	1	1	—	—	—	—	(1)	(1)	1,290,394
—	—	—	—	838	—	—	—	—	—	—	1	1	—	(1)	(1)	—	—	—	1,849
200	—	200	200	1,505	—	—	—	—	—	—	1,472	1,472	—	(1)	(1)	—	(40)	(40)	11,817
—	—	—	—	81	—	—	—	—	—	—	—	—	—	—	—	—	—	—	739
200	—	200	200	1,424	—	—	—	—	—	—	1,472	1,472	—	(1)	(1)	—	(40)	(40)	11,078

248	—	13,558	2,026	62,875	2,994	2,720,403	1,787,625	4,511,022	—	—	20,581	20,581	—	(29,885)	(29,885)	—	(359,965)	(359,965)	4,359,801

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

($000)

VOTE 42 Ministry Operations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Tourism Sector Strategy	14,674	2,421	—	615	—	3,036	5	10	—	71	5	15	—	—	—
Arts and Culture	35,894	1,818	6	461	—	2,285	45	37	1	113	174	82	—	—	—
Sport and Creative Sector	24,698	1,388	—	352	—	1,740	—	65	11	146	19	183	—	—	10
Sport	21,299	1,263	—	320	—	1,583	—	56	10	131	17	182	—	—	10
Creative Sector	3,399	125	—	32	—	157	—	9	1	15	2	1	—	—	—
Transfers to Crown Corporations and Agencies	76,851	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	7,001	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Destination BC Corp.	51,373	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Knowledge Network Corporation	6,611	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	11,866	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,167	943	—	268	72	1,283	—	50	—	10	20	36	—	—	—
Minister’s Office	544	433	—	139	72	644	—	25	—	—	10	17	—	—	—
Corporate Services	623	510	—	129	—	639	—	25	—	10	10	19	—	—	—

Total	153,284	6,570	6	1,696	72	8,344	50	162	12	340	218	316	—	—	10

Statutory Appropriations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment special account	4,230	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	1,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	5,430	—	—	—	—	—	—	—	—	—	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	106	—	—	17,100	17,100	—	—	6	6	—	(1)	(1)	(1)	(4,400)	(4,401)	15,846
—	—	—	—	452	26,171	—	9,092	35,263	—	—	7	7	(1)	(1)	(2)	(1)	(1)	(2)	38,003
—	—	—	—	434	6,029	—	17,557	23,586	—	—	4	4	(1)	(1)	(2)	(1)	(1,063)	(1,064)	24,698
—	—	—	—	406	6,029	—	14,342	20,371	—	—	4	4	(1)	(1)	(2)	(1)	(1,062)	(1,063)	21,299
—	—	—	—	28	—	—	3,215	3,215	—	—	—	—	—	—	—	—	(1)	(1)	3,399
—	—	—	—	—	6,611	—	70,240	76,851	—	—	—	—	—	—	—	—	—	—	76,851
—	—	—	—	—	—	—	7,001	7,001	—	—	—	—	—	—	—	—	—	—	7,001
—	—	—	—	—	—	—	51,373	51,373	—	—	—	—	—	—	—	—	—	—	51,373
—	—	—	—	—	6,611	—	—	6,611	—	—	—	—	—	—	—	—	—	—	6,611
—	—	—	—	—	—	—	11,866	11,866	—	—	—	—	—	—	—	—	—	—	11,866
—	—	—	—	116	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	1,399
—	—	—	—	52	—	—	—	—	—	—	—	—	—	—	—	—	—	—	696
—	—	—	—	64	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	703

—	—	—	—	1,108	38,811	—	113,989	152,800	—	—	20	20	(2)	(4)	(6)	(4)	(5,465)	(5,469)	156,797

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	—	4,229	—	—	4,229	1	—	—	1	—	—	—	—	—	—	4,230
—	—	—	—	—	—	—	1,199	1,199	1	—	—	1	—	—	—	—	—	—	1,200

—	—	—	—	—	4,229	—	1,199	5,428	2	—	—	2	—	—	—	—	—	—	5,430

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 43 Ministry Operations

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	16,524	59,621	102	15,145	—	74,868	—	5,503	4,679	236,008	3,811	2,171	—	10	157,981
Transportation Policy and Programs	7,446	3,063	1	779	—	3,843	—	51	—	100	8	87	—	—	—
Transportation Investments	1	50,124	76	12,731	—	62,931	—	5,230	4,250	232,311	3,626	1,933	—	8	155,460
Partnerships	1	2,219	—	564	—	2,783	—	95	387	3,260	38	36	—	2	2,521
Port and Airport Development	8,129	1,696	25	431	—	2,152	—	45	10	38	20	65	—	—	—
Enhancing Economic Development	947	2,519	—	640	—	3,159	—	82	32	299	119	50	—	—	—
Public Transportation	350,702	3,493	7	887	—	4,387	—	121	539	62,211	174	135	—	—	257,526
Public Transit	119,587	3,493	7	887	—	4,387	—	121	539	62,211	174	135	—	—	14,462
Coastal Ferry Services	231,115	—	—	—	—	—	—	—	—	—	—	—	—	—	243,064
Highway Operations	545,541	37,828	1,647	9,782	—	49,257	—	1,624	4,154	2,014	7,309	1,141	—	248	531,270
Maintenance and Operations	507,098	19,094	1,442	5,024	—	25,560	—	972	4,154	1,920	6,034	795	—	58	500,635
Commercial Vehicle Safety and Enforcement	27,783	18,095	205	4,596	—	22,896	—	632	—	15	1,271	335	—	190	153
Inland Ferries	10,660	639	—	162	—	801	—	20	—	79	4	11	—	—	30,482
Commercial Transportation Regulation	3,387	2,671	7	678	—	3,356	185	94	50	407	50	80	—	1	10
Container Trucking Commissioner	1	410	—	104	—	514	—	53	50	226	15	35	—	—	10
Passenger Transportation Board	890	392	—	100	—	492	185	13	—	181	14	5	—	1	—
Passenger Transportation Branch	2,496	1,869	7	474	—	2,350	—	28	—	—	21	40	—	—	—
Executive and Support Services	13,220	14,557	22	3,763	95	18,437	—	386	4	2,181	3,600	594	—	5	1
Ministers’ Offices	622	591	7	188	95	881	—	74	—	—	10	38	—	—	—
Corporate Services	12,598	13,966	15	3,575	—	17,556	—	312	4	2,181	3,590	556	—	5	1

Total	929,374	118,170	1,785	30,255	95	150,305	185	7,728	9,426	302,821	14,944	4,121	—	264	946,788

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
52,107	1,269,759	9,865	854	1,742,748	—	—	25,960	25,960	—	—	426	426	—	(1)	(1)	(1,719,161)	(107,992)	(1,827,153)	16,848
—	—	—	—	246	—	—	10,265	10,265	—	—	13	13	—	—	—	(845)	—	(845)	13,522
52,103	1,257,904	9,865	10	1,722,700	—	—	12,770	12,770	—	—	285	285	—	(1)	(1)	(1,691,474)	(107,210)	(1,798,684)	1
4	10,148	—	844	17,335	—	—	—	—	—	—	105	105	—	—	—	(19,656)	(566)	(20,222)	1
—	—	—	—	178	—	—	2,925	2,925	—	—	4	4	—	—	—	(2,925)	—	(2,925)	2,334
—	1,707	—	—	2,289	—	—	—	—	—	—	19	19	—	—	—	(4,261)	(216)	(4,477)	990
1	539,933	—	—	860,640	—	—	314,223	314,223	—	—	4	4	—	(11,950)	(11,950)	(685,564)	(120,928)	(806,492)	360,812
1	539,933	—	—	617,576	—	—	314,223	314,223	—	—	4	4	—	(1)	(1)	(685,564)	(120,928)	(806,492)	129,697
—	—	—	—	243,064	—	—	—	—	—	—	—	—	—	(11,949)	(11,949)	—	—	—	231,115
2,809	66,143	5,047	619	622,378	—	—	—	—	—	—	527	527	—	(1)	(1)	(115,142)	(3,068)	(118,210)	553,951
127	66,143	3,969	271	585,078	—	—	—	—	—	—	310	310	—	(1)	(1)	(94,414)	(1,760)	(96,174)	514,773
2,682	—	1,078	348	6,704	—	—	—	—	—	—	216	216	—	—	—	—	(1,308)	(1,308)	28,508
—	—	—	—	30,596	—	—	—	—	—	—	1	1	—	—	—	(20,728)	—	(20,728)	10,670
13	—	100	75	1,065	—	—	—	—	—	—	14	14	—	(1)	(1)	—	(978)	(978)	3,456
—	—	—	75	464	—	—	—	—	—	—	—	—	—	—	—	—	(977)	(977)	1
—	—	—	—	399	—	—	—	—	—	—	1	1	—	(1)	(1)	—	(1)	(1)	890
13	—	100	—	202	—	—	—	—	—	—	13	13	—	—	—	—	—	—	2,565
—	—	1	190	6,962	—	—	—	—	—	—	194	194	—	(1,956)	(1,956)	(9,384)	(372)	(9,756)	13,881
—	—	—	—	122	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,003
—	—	1	190	6,840	—	—	—	—	—	—	194	194	—	(1,956)	(1,956)	(9,384)	(372)	(9,756)	12,878

54,930	1,875,835	15,013	1,738	3,233,793	—	—	340,183	340,183	—	—	1,165	1,165	—	(13,909)	(13,909)	(2,529,251)	(233,338)	(2,762,589)	948,948

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 44 Management of Public Funds and Debt

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	1,196,832	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,196,835	—	—	—	—	—	—	—	—	—	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	—	—	—	—	—	—	1,319,962	20,778	1,340,740	—	—	—	(969)	—	(969)	1,339,771
—	—	—	—	—	—	—	—	—	—	—	1,248,743	1,248,743	—	—	—	(398,243)	(850,499)	(1,248,742)	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	31,703	31,703	—	—	—	—	(31,702)	(31,702)	1

—	—	—	—	—	—	—	—	—	—	1,319,962	1,301,225	2,621,187	—	—	—	(399,212)	(882,201)	(1,281,413)	1,339,774

OTHER APPROPRIATIONS

($000)

VOTE 45 Contingencies (All Ministries) and New Programs

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
General Programs	1,066,042	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General Programs	993,242	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Pandemic and Recovery	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
CleanBC	72,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,066,042	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 46 Capital Funding

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	2,789,336	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post-secondary Institutions	468,820	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing	395,819	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	880,192	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	1,007,505	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	27,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	2,789,336	—	—	—	—	—	—	—	—	—	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	—	—	—	—	—	—	—	4,250,001	4,250,001	—	—	—	—	(1)	(1)	4,250,000
—	—	—	—	—	—	—	—	—	—	—	855,001	855,001	—	—	—	—	(1)	(1)	855,000
—	—	—	—	—	—	—	—	—	—	—	3,250,000	3,250,000	—	—	—	—	—	—	3,250,000
—	—	—	—	—	—	—	—	—	—	—	145,000	145,000	—	—	—	—	—	—	145,000

—	—	—	—	—	—	—	—	—	—	—	4,250,001	4,250,001	—	—	—	—	(1)	(1)	4,250,000

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	—	—	—	3,447,983	3,447,983	—	—	6	6	—	—	—	—	(6)	(6)	3,447,983
—	—	—	—	—	—	—	498,391	498,391	—	—	1	1	—	—	—	—	(1)	(1)	498,391
—	—	—	—	—	—	—	388,942	388,942	—	—	1	1	—	—	—	—	(1)	(1)	388,942
—	—	—	—	—	—	—	1,033,349	1,033,349	—	—	1	1	—	—	—	—	(1)	(1)	1,033,349
—	—	—	—	—	—	—	1,406,522	1,406,522	—	—	1	1	—	—	—	—	(1)	(1)	1,406,522
—	—	—	—	—	—	—	10,000	10,000	—	—	1	1	—	—	—	—	(1)	(1)	10,000
—	—	—	—	—	—	—	110,779	110,779	—	—	1	1	—	—	—	—	(1)	(1)	110,779

—	—	—	—	—	—	—	3,447,983	3,447,983	—	—	6	6	—	—	—	—	(6)	(6)	3,447,983

OTHER APPROPRIATIONS

($000)

VOTE 47 Commissions on Collection of Public Funds

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	73,459	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education and Skills Training	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture, Food and Fisheries	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Low Carbon Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment and Climate Change Strategy	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	66,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev	1,566	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	895	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Indigenous Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Economic Recovery and Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Mental Health and Addictions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Municipal Affairs	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	4,104	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Poverty Reduction	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Arts, Culture and Sport	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(73,458)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	—	—	—	—	—	—	—	73,318	73,318	—	—	—	—	—	—	73,318
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	66,000	66,000	—	—	—	—	—	—	66,000
—	—	—	—	—	—	—	—	—	—	—	1,531	1,531	—	—	—	—	—	—	1,531
—	—	—	—	—	—	—	—	—	—	—	716	716	—	—	—	—	—	—	716
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	4,177	4,177	—	—	—	—	—	—	4,177
—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(73,318)	—	(73,318)	(73,317)

—	—	—	—	—	—	—	—	—	—	—	73,319	73,319	—	—	—	(73,318)	—	(73,318)	1

OTHER APPROPRIATIONS

($000)

VOTE 48 Allowances for Doubtful Revenue Accounts

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	49,530	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education and Skills Training	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture, Food and Fisheries	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	2,438	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Low Carbon Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment and Climate Change Strategy	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	23,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands, Natural Resource Operations & Rural Dev	5,602	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	4,506	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Indigenous Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Economic Recovery and Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Mental Health and Addictions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Municipal Affairs	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	5,334	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Poverty Reduction	8,029	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Arts, Culture and Sport	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(49,529)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	—	—	—	—	—	—	—	66,629	66,629	—	—	—	—	—	—	66,629
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	2,438	2,438	—	—	—	—	—	—	2,438
—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
—	—	—	—	—	—	—	—	—	—	—	30,399	30,399	—	—	—	—	—	—	30,399
—	—	—	—	—	—	—	—	—	—	—	15,602	15,602	—	—	—	—	—	—	15,602
—	—	—	—	—	—	—	—	—	—	—	4,506	4,506	—	—	—	—	—	—	4,506
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	5,534	5,534	—	—	—	—	—	—	5,534
—	—	—	—	—	—	—	—	—	—	—	8,029	8,029	—	—	—	—	—	—	8,029
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(66,629)	—	(66,629)	(66,628)

—	—	—	—	—	—	—	—	—	—	—	66,630	66,630	—	—	—	(66,629)	—	(66,629)	1

OTHER APPROPRIATIONS

($000)

VOTE 49 Tax Transfers

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Personal Tax Transfers	702,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Climate Action Tax Credits	302,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Child Opportunity Benefit	255,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sales Tax Credits	50,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Small Business Venture Capital Tax Credits	30,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Personal Income Tax Credits	65,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Tax Transfers	984,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Film and Television Tax Credits	100,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Services Tax Credits	695,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Scientific Research and Experimental Development Tax Credits	76,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interactive Digital Media Tax Credits	70,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Corporate Income Tax Credits	42,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,686,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 50 Forest Practices Board

Description	Total 2020/21 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,861	1,974	—	501	—	2,475	90	155	—	175	400	130	—	10	—

Total	3,861	1,974	—	501	—	2,475	90	155	—	175	400	130	—	10	—

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
—	—	—	—	—	—	876,000	—	876,000	—	—	—	—	—	—	—	—	—	—	876,000
—	—	—	—	—	—	312,000	—	312,000	—	—	—	—	—	—	—	—	—	—	312,000
—	—	—	—	—	—	410,000	—	410,000	—	—	—	—	—	—	—	—	—	—	410,000
—	—	—	—	—	—	57,500	—	57,500	—	—	—	—	—	—	—	—	—	—	57,500
—	—	—	—	—	—	30,000	—	30,000	—	—	—	—	—	—	—	—	—	—	30,000
—	—	—	—	—	—	66,500	—	66,500	—	—	—	—	—	—	—	—	—	—	66,500
—	—	—	—	—	—	995,000	—	995,000	—	—	—	—	—	—	—	—	—	—	995,000
—	—	—	—	—	—	117,500	—	117,500	—	—	—	—	—	—	—	—	—	—	117,500
—	—	—	—	—	—	666,700	—	666,700	—	—	—	—	—	—	—	—	—	—	666,700
—	—	—	—	—	—	101,300	—	101,300	—	—	—	—	—	—	—	—	—	—	101,300
—	—	—	—	—	—	71,300	—	71,300	—	—	—	—	—	—	—	—	—	—	71,300
—	—	—	—	—	—	38,200	—	38,200	—	—	—	—	—	—	—	—	—	—	38,200

—	—	—	—	—	—	1,871,000	—	1,871,000	—	—	—	—	—	—	—	—	—	—	1,871,000

70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2021/22 Operating Expenses
167	—	—	259	1,386	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	3,861

167	—	—	259	1,386	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	3,861

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is composed of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50	Base Salaries – includes the cost of the base salaries, overtime pay, and lump sum payments for all permanent and temporary direct employees of the government.

51	Supplementary Salary Costs – includes the cost of extra pay for certain types of work, such as shift differentials, premiums, and allowances.

52	Employee Benefits – includes the cost of employer contributions to employee benefit plans, pensions, and other expenses related to employee salaries. Other benefits paid by the employer, such as relocation and transfer expenses, are also included.

54	Legislative Salaries and Indemnities – includes the cost of the annual Members of the Legislative Assembly (MLA) indemnity and supplementary salaries as authorized under section 4 of the Members’ Remuneration and Pensions Act. Salaries for the officers of the Legislature are also included.

OPERATING COSTS

55	Boards, Commissions and Courts – Fees and Expenses – includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57	Public Servant Travel – includes travel expenses of direct government employees and officials on government business, including prescribed allowances.

59	Centralized Management Support Services – includes central agency charges to ministries for services such as legal services.

60	Professional Services – includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63	Information Systems – Operating – includes all contract fees and costs related to data, voice, image, and text processing operations and services, such as data and word processing, data communications charges, supplies, repairs, maintenance, and short-term rentals of information processing equipment.

65	Office and Business Expenses – includes supplies and services required for the operation of offices.

67	Informational Advertising and Publications – includes costs associated with non-statutory advertising and general publications.

68	Statutory Advertising and Publications – includes costs associated with special notices and publications required by statute and regulations.

69	Utilities, Materials and Supplies – includes the cost of services such as the supply of water and electricity, materials, and supplies required for normal operation of government services and food for institutions.

70	Operating Equipment and Vehicles – includes the costs associated with the repair and maintenance of government vehicles and operating machinery and equipment.

72	Non-Capital Roads and Bridges – includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73	Amortization – includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75	Building Occupancy Charges – includes payments to the private sector for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77	Transfers – Grants – includes payments to individuals, businesses, non-profit associations, and other entities which may include stipulations as to the use of the funds and which are not entitlements or shared cost arrangements.

79	Transfers – Entitlements – includes payments to individuals, businesses, and other entities where eligible recipients must be paid under statute or regulation once they meet all eligibility criteria, if any, outlined in the statute or regulation.

80	Transfers – Shared Cost Arrangements – includes payments that are reimbursements to individuals, businesses, and other entities under the terms of a contract or agreement.

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS continued

OTHER EXPENSES

81	Transfers Between Votes and Special Accounts – includes transfers (payments) between a vote and a special account.

83	Interest on the Public Debt – includes only interest payments on the direct provincial debt borrowed for government purposes.

85	Other Expenses – includes expenses, such as financing costs, valuation allowances, and other expenses, which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86	Recoveries Between Votes and Special Accounts – includes recoveries between a vote and a special account.

88	Recoveries Within the Consolidated Revenue Fund – includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89	Recoveries Within the Government Reporting Entity – includes costs and amounts recovered from government corporations, organizations, and agencies; the offset for commissions paid for the collection of government revenues and accounts; and the write-off of uncollectible revenue-related accounts.

90	Recoveries External to the Government Reporting Entity – includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land – includes the purchased or acquired value for parks and other recreation land, land directly associated with capitalized infrastructure (buildings, ferries, and bridges), but does not include land held for resale.

Land Improvements – includes the capital cost of improvements to dams and water management systems and recreation areas.

Buildings – includes the purchase, construction, or major improvement of buildings owned by the Consolidated Revenue Fund.

Specialized Equipment – includes the purchase or capital lease cost of heavy equipment, such as tractors and trailers, as well as telecommunications relay towers and switching equipment.

Office Furniture and Equipment – includes the cost or capital lease cost of office furniture and equipment.

Vehicles – includes the purchase or capital lease cost of passenger, light truck, and utility vehicles.

Information Systems – includes the purchase or capital lease cost of mainframe and other systems hardware, software, and related equipment.

Tenant Improvements – includes the cost or capital lease cost of improvements to leased space.

Roads – includes the capital costs for construction or major improvements of roads, highways, bridges, and ferries.

Ministry of Finance

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